UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

QXO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

QXO, Inc.
Five American Lane
Greenwich, Connecticut 06831
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2026
To the Stockholders of QXO, Inc.:
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of QXO, Inc. will be held on Tuesday, May 5, 2026, at 10:00 a.m. Eastern Time. The Annual Meeting will be conducted exclusively as a live webcast. You can access the meeting with your 16-digit control number at www.virtualshareholdermeeting.com/QXO2026.
The Annual Meeting will be held for the purposes summarized below, and more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice.
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To elect seven (7) members of our Board of Directors for a term to expire at the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

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To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for fiscal year 2026;

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To conduct an advisory vote to approve the executive compensation of our named executive officers (“NEOs”), as disclosed in the Proxy Statement; and

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To consider and transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please note that we are furnishing proxy materials and access to our Proxy Statement to our stockholders electronically instead of mailing printed copies to each of our stockholders. Beginning on or about March 24, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how to access our proxy materials and vote online. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, and a proxy card or voting instruction form. Stockholders who have communicated a preference for paper or electronic documents prior to the mailing of the Notice will not receive the Notice, and their requests will be honored.
Only stockholders of record of our common stock and convertible perpetual preferred stock as of the close of business on March 9, 2026, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of registered stockholders will be available after entering the 16-digit control number included on any proxy card that you received, or on the materials provided by your bank or broker.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting virtually, it is important that your shares be represented. We ask that you vote your shares as soon as possible.
By order of the Board of Directors,
Brad Jacobs
Chairman of the Board
Greenwich, Connecticut
March 24, 2026
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on May 5, 2026:
The Proxy Statement and our Annual Report on Form 10-K for the year ended
December 31, 2025 are available at investors.qxo.com.
© 2026 QXO, Inc

© 2026 QXO, Inc

© 2026 QXO, Inc

PROXY STATEMENT SUMMARY
This proxy statement (the “Proxy Statement”) sets forth information relating to the solicitation of proxies by the board of directors of QXO, Inc. (the “Board of Directors” or the “Board”) in connection with our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
2026 ANNUAL MEETING OF STOCKHOLDERS
Our Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed on or about March 24, 2026 to stockholders of record of our common stock as of the close of business on March 9, 2026 (the “Record Date”). The Notice provides instructions on how to access our proxy materials and vote online.
Date and Time	Place	Record Date
Tuesday, May 5, 2026, at 10:00 a.m. Eastern Time	Virtual Meeting Site: www.virtualshareholdermeeting.com/QXO2026	You can vote if you were a stockholder of record as of the close of business on March 9, 2026
Admission: You are invited to attend the annual meeting of stockholders of QXO, Inc. The Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the Annual Meeting at www.virtualshareholdermeeting.com/QXO2026. You will need to provide the 16-digit control number on your proxy card to access the Annual Meeting. If the shares of common stock you hold are in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you must register in advance to participate in the Annual Meeting, to vote electronically and to submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares. At the time of the meeting, go to www.virtualshareholdermeeting.com/QXO2026 and enter your 16-digit control number.
VOTING MATTERS AND BOARD RECOMMENDATIONS
The Board is not aware of any matter that will be presented for a vote at the Annual Meeting other than those shown below.
	Board Vote Recommendation	Page Reference (for more detail)
PROPOSAL 1: Election of Directors To elect seven (7) members of our Board for a term to expire at the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	FOR each Director Nominee	42
PROPOSAL 2: Ratification of the Appointment of our Independent Registered Public Accounting Firm To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for fiscal year 2026.	FOR	43
PROPOSAL 3: Advisory Vote to Approve Executive Compensation To conduct an advisory vote to approve the executive compensation of the company’s named executive officers (“NEOs”) as disclosed in this Proxy Statement.	FOR	44
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GOVERNANCE HIGHLIGHTS
Board and Committee Independence
Five of our seven continuing directors and director nominees are independent. The Audit Committee, the Compensation and Talent Committee and the Nominating, Corporate Governance and Sustainability Committee each consist entirely of independent directors.

Board Composition
The Board’s leadership structure — including an active lead independent director — enhances and supports effective governance. The Board remains committed to maintaining a composition that balances relevant expertise with fresh strategic perspectives.

Director Elections	All directors of the Board are elected annually for one-year terms or until their successors are elected and qualified.
Majority Voting for Director Elections	Our bylaws provide for a majority voting standard in uncontested elections, and further require that a director who fails to receive a majority vote must tender his or her resignation to the Board.
Board Evaluations	Our Board reviews committee and director performance through an annual process of self-evaluation.
Risk Oversight and Financial Reporting
Our Board oversees the identification and management of current and potential risks facing our company. Our Audit Committee reviews our enterprise risk management process and contributes to strong financial reporting oversight through regular meetings with management and dialogue with our auditors.

Active Participation	All directors attended more than 75% of board meetings. Our committees had 100% attendance by each committee member at every committee meeting.
Direct Oversight of Sustainability
The Nominating, Corporate Governance and Sustainability Committee supports the Board in its oversight of the company’s purpose-driven sustainability strategies and external disclosures. This includes engaging with management on material environmental, social and corporate governance matters and stakeholder perspectives.

2	© 2026 QXO, Inc

2026 BOARD OF DIRECTORS NOMINEES
Our Board aims to create a diverse and highly skilled team of directors who provide QXO with thoughtful board oversight. When selecting new directors, our Board considers, among other things, the nominee’s breadth of experience, financial expertise, integrity, ability to make independent analytical inquiries, understanding of our business environment, skills in areas relevant to our growth drivers and willingness to devote adequate time to Board duties — all in the context of the needs of the Board at that point in time, and with the objective of ensuring a diversity of backgrounds, expertise and viewpoints. The composition of our Board as of the Record Date was:
The following table provides summary information about each director nominee.
Name	Director Since	Age	Occupation	AC	CTC	NCGSC
Brad Jacobs	2024	69	Chairman and CEO, QXO, Inc.
Jason Aiken	2024	53	Executive Vice President, Combat and Mission Systems, General Dynamics Corporation
Marlene Colucci	2024	63	Chief Executive Officer, The Business Council
Mario Harik	2024	45	Chief Executive Officer, XPO, Inc.
Mary Kissel	2024	49	Executive Vice President and Senior Policy Advisor, Stephens Inc.
Jared Kushner	2024	45	Chief Executive Officer, Affinity Partners
Allison Landry	2024	47	Former Senior Transportation Research Analyst, Credit Suisse
AC — Audit Committee CTC — Compensation and Talent Committee	NCGSC — Nominating, Corporate Governance and Sustainability Committee	— Committee Chairperson — Committee Member
3	© 2026 QXO, Inc

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
This Proxy Statement sets forth information relating to the solicitation of proxies by QXO’s Board of Directors in connection with our Annual Meeting, which will be held as a live webcast on May 5, 2026 at 10:00 a.m. Eastern Time, or any adjournment or postponement thereof. You are required to enter your control number to access the meeting at www.virtualshareholdermeeting.com/QXO2026. Please follow the instructions below to receive your control number.
The Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed on or about March 24, 2026, to our stockholders of record as of the close of business on March 9, 2026 (the “Record Date”).
Note that we are furnishing proxy materials and access to our Proxy Statement to our stockholders via our website instead of mailing printed copies to each of our stockholders. Beginning on or about March 24, 2026, we will mail to our stockholders as of the Record Date a Notice, which contains instructions on how to access our proxy materials and vote online. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, and a proxy card or voting instruction form. Stockholders who have communicated a preference for paper or electronic documents prior to the mailing of the Notice will not receive the Notice.
The following answers address some questions you may have about our Annual Meeting. These questions and answers may not include all the information that may be important to you as a stockholder of our company. Please refer to the more detailed information contained elsewhere in this Proxy Statement.
What items of business will be voted on at the Annual Meeting?
We expect that the business presented for a vote at the Annual Meeting will be as follows:
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To elect seven (7) members of our Board for a term to expire at the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified (Proposal 1);

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To ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2026 (Proposal 2);

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To conduct an advisory vote to approve the executive compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement (Proposal 3); and

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To consider and transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Senior management of QXO and representatives of our outside auditor, Deloitte, will be available to respond to appropriate questions.
Who can attend and vote at the Annual Meeting?
You are entitled to receive notice of, virtually attend and vote at the Annual Meeting, or any adjournment or postponement thereof, if, as of the close of business on the Record Date, you were a holder of record of our common stock or Convertible Perpetual Preferred Stock (“Convertible Preferred Stock”). Each share of Convertible Preferred Stock is entitled to vote on each matter to come before the Annual Meeting as if the shares of Convertible Preferred Stock were converted into shares of common stock as of the Record Date, meaning that each share of Convertible Preferred Stock is entitled to approximately 219 votes on each matter to come before the Annual Meeting. Holders of our Series B Mandatory Convertible Preferred Stock (“Series B Preferred Stock”) are not entitled to vote on matters to come before the Annual Meeting.
We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as stockholders would have at an in-person meeting. You can access the Annual Meeting at www.virtualshareholdermeeting.com/QXO2026. You will be required to provide the 16-digit control number on your proxy card to access the Annual Meeting.
If the shares of common stock you hold are in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you must register in advance to participate in the Annual Meeting, to vote electronically and to submit questions during the live webcast of the meeting. To register, you must obtain a legal proxy from the bank, broker or other nominee
4	© 2026 QXO, Inc

that holds your shares giving you the right to vote the shares. At the time of the meeting, enter your 16-digit control number at www.virtualshareholdermeeting.com/QXO2026.
You may vote your shares using any one of the options below.
VOTE BY INTERNET BEFORE THE MEETING —  Go to www.proxyvote.com or scan the QR Barcode on the proxy card or notice. Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 4, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY INTERNET DURING THE MEETING —  You may attend the meeting via the Internet and vote during the meeting. Go to www.virtualshareholdermeeting.com/QXO2026. Have available the information that is printed in the box marked by the arrow and follow the instructions.
VOTE BY PHONE —  Dial 1-800-690-6903 and use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 4, 2026. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL —  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Can I ask questions during the Annual Meeting?
The virtual Annual Meeting format allows stockholders to communicate with QXO during the Annual Meeting, so they can ask questions of QXO’s management and Board, as appropriate. Stockholders (or their proxy holders) may submit questions for the Annual Meeting’s question-and-answer session in advance by logging on to the meeting website at www.virtualshareholdermeeting.com/QXO2026. You will need the 16-digit control number on your proxy card to submit a question. After you have logged in you will be able to submit your question on the left side of the screen below “ASK A QUESTION”.
Questions can be submitted in advance of the Annual Meeting beginning at 10:00 a.m. Eastern Time on May 5, 2026. Questions may also be submitted during the Annual Meeting through the meeting website. We will answer as many questions during the meeting as time will allow and will group questions where appropriate. We reserve the right to exclude questions regarding topics that are not pertinent to the Annual Meeting matters or company business or are inappropriate.
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. We encourage you to access the meeting prior to the start time. If you encounter any technical difficulties logging onto www.virtualshareholdermeeting.com/QXO2026 or during the meeting, there will be toll-free and international phone numbers available on the website. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.
How many shares of QXO common stock or Convertible Preferred Stock must be present to conduct business at the Annual Meeting?
As of the Record Date, there were 709,894,917 shares of common stock issued and outstanding, with each share entitled to one vote on each matter to come before the Annual Meeting. In addition, each share of Convertible Preferred Stock is entitled to vote on each matter to come before the Annual Meeting as if the shares of Convertible Preferred Stock were converted into shares of common stock as of the Record Date, meaning that each share of Convertible Preferred Stock is entitled to approximately 219 votes on each matter to come before the Annual Meeting. As of the Record Date, there were 1,000,000 shares of Convertible Preferred Stock issued and outstanding, representing 219,010,074 votes. In total, 928,904,991 votes are eligible to be cast at the Annual Meeting based on the number of outstanding shares of our common stock and Convertible Preferred Stock, voting together as a single class. Holders of our Series B Preferred Stock are not entitled to vote on matters to come before the Annual Meeting.
A quorum is necessary to hold a valid meeting of stockholders. Pursuant to the company’s bylaws, the presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote is necessary for each of the proposals to be presented at the Annual Meeting. Accordingly, holders of shares of our common stock or Convertible Preferred Stock outstanding on the Record Date representing 464,452,496 votes must be present at the Annual Meeting. If you vote by Internet,
5	© 2026 QXO, Inc

telephone or proxy card, the shares you vote will be counted toward the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.
What are my voting choices?
With respect to Proposal 1, you may vote “FOR” or “AGAINST” each of the director nominees, or you may “ABSTAIN” from voting for one or more of such nominees.
With respect to Proposals 2 and 3, you may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting.
If you sign your proxy without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board with respect to the specific proposals described in this Proxy Statement and at the discretion of the proxy holders on any other matters that properly come before the Annual Meeting.
What vote is required to approve the proposals being considered at the Annual Meeting?
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Proposal 1: Election of seven (7) directors. The election of each of the seven (7) director nominees named in this Proxy Statement requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee) by holders of shares of our common stock (including those shares that would be issued if all of our outstanding Convertible Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present. If any incumbent director standing for re-election receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, our bylaws require that such person must promptly tender his or her resignation to our Board. You may not accumulate your votes for the election of directors.

Brokers may not use discretionary authority to vote shares of our common stock on the election of directors if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, for your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the election of director nominees.
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Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2026. Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the shares of common stock (including those shares that would be issued if all of our outstanding Convertible Preferred Stock had converted into shares of our common stock as of the Record Date) present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as votes cast “Against” the proposed ratification of Deloitte. We do not expect any broker non-votes, as brokers have discretionary authority to vote on this proposal.

▪
Proposal 3: Advisory vote to approve executive compensation. Advisory approval of the resolution on executive compensation of our NEOs as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock (including those shares that would be issued if all of our outstanding Convertible Preferred Stock had converted into shares of our common stock as of the Record Date) present in person or represented by proxy at the Annual Meeting and entitled to vote. This resolution, commonly referred to as a “say-on-pay” resolution, is not binding on our Board. Although it is non-binding, our Board and the Compensation and Talent Committee will consider the voting results when making future decisions regarding our executive compensation program.

Brokers may not use discretionary authority to vote shares of our common stock on the advisory vote to approve executive compensation if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, for your vote to be counted in the advisory vote to approve executive compensation, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the advisory vote to approve executive compensation. Abstentions will have the same effect as votes cast “Against” this proposal.
In general, other business properly brought before the Annual Meeting at which a quorum is present requires the affirmative vote of a majority of the shares of common stock (including those shares that would be issued if all of our outstanding Convertible Preferred Stock had converted into shares of our common stock as of the Record Date) present in person or represented by proxy at the Annual Meeting and entitled to vote.
How does the Board recommend that I vote?
Our Board, after careful consideration, recommends that our stockholders vote “FOR” the election of each director nominee named in this Proxy Statement, “FOR” the ratification of Deloitte as our independent registered public accounting firm for fiscal year 2026 and “FOR” the advisory approval of the resolution to approve executive compensation.
6	© 2026 QXO, Inc

What do I need to do now?
We urge you to read this Proxy Statement carefully, then vote via Internet at www.proxyvote.com or by telephone by following the instructions on the proxy card, or mail your completed, dated, and signed proxy card in the enclosed return envelope as soon as possible, so that your shares of our common stock can be voted at the Annual Meeting.
How do I cast my vote?
Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Equiniti Trust Company, LLC, and not through a broker, bank or other nominee that holds shares for your account in “street name”), you may vote by proxy via Internet or by telephone by following the instructions provided on the proxy card, or mail your completed, dated and signed proxy card in the enclosed return envelope. Proxies submitted via Internet or by telephone must be received by 11:59 pm Eastern Time on May 4, 2026. Stockholders of record who attend the Annual Meeting may vote directly at the Annual Meeting by following the instructions provided during the Annual Meeting.
Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank, or a trustee), you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank or other nominee that holds your shares. To vote directly at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares. Follow the instructions provided above to obtain a control number and the voting instructions provided during the Annual Meeting.
What is the deadline to vote?
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. As indicated on the proxy card provided to you, proxies submitted prior to the Annual Meeting via Internet or by telephone must be received by 11:59 p.m. Eastern Time on May 4, 2026. If you are the beneficial owner of shares of our common stock, please follow the voting instructions provided by your broker, trustee, or other nominee.
What happens if I do not respond, or if I respond and fail to indicate my voting preference, or if I abstain from voting?
If you fail to vote via Internet or by telephone as indicated on your proxy card, or fail to properly sign, date, and return your proxy card, your shares will not be counted towards establishing a quorum for the Annual Meeting, which requires holders representing a majority of the outstanding shares of our common stock (including those shares that would be issued if all of our outstanding Convertible Preferred Stock had converted into shares of our common stock as of the Record Date) to be present in person or by proxy.
Failure to vote, assuming the presence of a quorum, will have no effect on the tabulation of the votes on the proposals. If you are a stockholder of record and you properly sign, date and return your proxy card, but do not indicate your voting preference, we will count your proxy as a vote “FOR” the election of all seven nominees for director (Proposal 1), “FOR” the ratification of Deloitte as our independent registered public accounting firm for fiscal year 2026 (Proposal 2) and “FOR” the advisory approval of the resolution to approve executive compensation (Proposal 3).
If my shares are held in “street name”, will my broker or other nominee vote my shares for me?
You should instruct your broker or other nominee on how to vote your shares of our common stock using the instructions they provide to you. Brokers or other nominees who hold shares of our common stock in “street name” for customers are prevented by the rules set forth in the Listed Company Manual (the “NYSE Rules”) of the New York Stock Exchange (the “NYSE”) from exercising voting discretion with respect to non-routine or contested matters (i.e., they must receive specific voting instructions from a stockholder in order to vote that stockholder’s shares on non-routine or contested matters). Shares not voted by a broker or other nominee, because they did not receive specific voting instructions from the stockholder on one or more proposals, are referred to as “broker non-votes.”
We expect that when the NYSE determines whether each of the proposals to be voted on at our Annual Meeting is a routine or non-routine matter, only “Proposal 2 — Ratification of the Appointment of Deloitte as Our Independent Registered Public Accounting Firm for Fiscal Year 2026” will be determined to be routine. It is important that you instruct your broker or other nominee on how to vote your shares of our common stock held in “street name” by following the instructions provided to you by your broker or other nominee.
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What if I want to change my vote?
Regardless of whether you attend the Annual Meeting, you may revoke a proxy at any time before your proxy is voted at the Annual Meeting. You may do so by properly delivering a later-dated proxy either via Internet, by telephone, by mail, or by attending the Annual Meeting virtually and voting. Please note, however, that your attendance at the Annual Meeting will not automatically revoke any prior proxy, unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked. You also may revoke your proxy by delivering a notice of revocation to Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831 prior to the vote at the Annual Meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of your broker or other nominee regarding revocation of proxies.
How will the persons named as proxies vote?
If you are a registered stockholder (i.e., if you hold your shares of our common stock in your own name through our transfer agent Equiniti Trust Company, LLC, and not through a broker, bank or other nominee that holds shares for your account in “street name”) and you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide voting instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, by using their own discretion.
Who pays for the proxy solicitation expenses?
We will pay for the cost of soliciting proxies. We have engaged Innisfree M&A Incorporated to assist us in soliciting proxies in connection with the Annual Meeting and have agreed to pay them a fee of $20,000 plus reimbursement of out-of-pocket expenses relating to such services. As is customary, we will reimburse brokers and other custodians, nominees, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to our stockholders. Our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication, and will not receive any additional compensation for soliciting proxies.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We are distributing our proxy materials to stockholders via the internet under the “Notice and Access” approach permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”). This approach expedites stockholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. On or about March 24, 2026, we mailed a Notice of Internet Availability of Proxy Materials to participating stockholders containing instructions on how to access the proxy materials on the internet, and if desired, to request to receive a paper copy of our proxy materials by mail.
Where can I find the results of the voting?
We intend to announce preliminary voting results at the Annual Meeting and will publish final results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. The Form 8-K will also be available on our website, investors.qxo.com.
What is “householding” and how does it affect me?
In cases where multiple company stockholders share the same address, and the shares are held through a bank, broker, or other holder of record in a street-name account, only one copy of our proxy materials will be delivered to that address unless a stockholder at that address requests otherwise. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any street-name stockholders residing at the same address who wish to receive a separate copy of our proxy materials may request a copy by contacting their bank, broker or other holder of record, or by sending a written request to Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831, or by contacting Investor Relations by email at investors@qxo.com, or telephone at (888) 998-6000. The voting instruction form sent to a street-name stockholder should provide information on how to request a separate copy of future materials for each company stockholder at that address, if that is your preference. Similarly, if you currently receive separate copies of our proxy materials but wish to participate in householding, please contact us through the method described above.
Can I obtain an electronic copy of the company’s proxy materials?
Yes, this Proxy Statement and our 2025 Annual Report are available at investors.qxo.com.
8	© 2026 QXO, Inc

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
AN OVERVIEW OF OUR BUSINESS AND HOW OUR BOARD COMPOSITION IS ALIGNED WITH OUR STRATEGY
QXO is a building products distribution company and is the largest publicly-traded distributor of roofing, waterproofing and complementary building products in North America. We offer high-quality customer service and deliver residential, commercial and complementary products to our customers. Our private label of high-quality building products sold under our TRI-BUILT brand delivers professional results and helps our customers stand out from competitors. Our customer base is composed of professional contractors, home builders, building owners, lumberyards, and retailers across the United States and Canada who depend on reliable local access to building products for residential and non-residential projects. Our customers vary in size, ranging from relatively small contractors to large contractors and builders that operate on a national scale.
Our goal is to create a tech-enabled leader in the $800 billion building products distribution industry and generate outsized stockholder value. We are executing our strategy toward a target of $50 billion of annual revenues within the next decade through accretive acquisitions and organic growth, including greenfield openings, and operational transformation of acquired businesses. We plan to enhance organizational design, optimize the supply chain and drive commercial excellence, deploying technology across these initiatives.
Our company’s current needs and future potential are important considerations in determining the composition of our Board. QXO’s Board is comprised of a highly skilled group of leaders who share our values and reflect our culture. Many of our directors serve or have served as executive officers or board members of major companies and have an extensive understanding of the principles of corporate governance. As summarized on page 14, our Board has complementary expertise and skill sets, all of which are relevant to our company, business, industry and strategy.
DIRECTORS
Our Board currently consists of seven members. Pursuant to our Fifth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), Jacobs Private Equity II, LLC (“JPE”) has the right to designate for nomination by our Board (i) 40% of the members of our Board so long as the Investors (as defined below) own securities (including preferred stock convertible into, or warrants exercisable for, securities) representing at least 30% (but less than 45%) of the voting power of our capital stock on a fully-diluted basis, (ii) 33% of the members of our Board so long as the Investors own securities (including preferred stock convertible into, or warrants exercisable for, securities) representing at least 15% (but less than 30%) of the voting power of our capital stock on a fully-diluted basis and (iii) two members of our Board so long as the Investors own securities (including preferred stock convertible into, or warrants exercisable for, securities) representing at least 5% (but less than 15%) of the voting power of our capital stock on a fully-diluted basis. JPE has additional designation rights under the Certificate of Incorporation for higher voting power thresholds, which JPE’s ownership does not currently exceed. The foregoing rights of JPE under the Certificate of Incorporation are in addition to, and not in limitation of, JPE’s voting rights as a holder of capital stock of our company.
Our Board has nominated all of the current directors to stand for election at the Annual Meeting, as set forth in Proposal 1 on page 42 of this Proxy Statement.
None of the foregoing will prevent our Board from acting in accordance with its fiduciary duties or applicable law or stock exchange requirements or from acting in good faith in accordance with our governing documents, while giving due consideration to the intent of our Certificate of Incorporation.
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Set forth below is information regarding each of our director nominees, including the experience, qualifications, attributes, or skills that led our Board to conclude that each should serve as a director.
Brad Jacobs Age: 69	Chairman and Director since June 6, 2024

Mr. Jacobs has served as chief executive officer and chairman of our board of directors since June 6, 2024. He previously served as the executive chairman of the board of directors of XPO, Inc. (XPO) from November 1, 2022 until December 31, 2025, and chairman and chief executive officer from September 2, 2011 to November 1, 2022. Mr. Jacobs also served as non-executive chairman of the board of directors of GXO Logistics, Inc. from August 2, 2021 until December 31, 2025, and RXO, Inc. from November 1, 2022 until May 21, 2025. Additionally, he is the managing member of Jacobs Private Equity, LLC and Jacobs Private Equity II, LLC. Prior to XPO, Mr. Jacobs led two public companies: United Rentals, Inc., which he founded in 1997, and United Waste Systems, Inc., which he founded in 1989. Mr. Jacobs served as chairman and chief executive officer of United Rentals for that company’s first six years and as its executive chairman for an additional four years. He served eight years as chairman and chief executive officer of United Waste Systems.

Board Committees: None
Other Public Company Boards: None
Mr. Jacobs brings to the Board:
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Past and current experience as the chairman of the boards of directors of several public companies, where Mr. Jacobs provided valuable operational insights and strategic and long-term planning capabilities; and

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Founder of eight multibillion-dollar companies that created significant value for stockholders, and a successful track record of leading companies that execute strategies similar to ours.

Jason Aiken Age: 53	Independent Director since June 6, 2024

Mr. Aiken has served as a director of the company since June 6, 2024. He has served as executive vice president, combat and mission systems, of General Dynamics Corporation since June 2025. Previously, he held the role of executive vice president, technologies from January 2023 to June 2025, the joint role of executive vice president, technologies, and chief financial officer from January 2023 to February 2024, and senior vice president and chief financial officer from January 2014 to January 2023. Earlier, Mr. Aiken was the senior vice president and chief financial officer of General Dynamics subsidiary Gulfstream Aerospace Corporation, and held positions with General Dynamics, including vice president and controller, staff vice president of accounting and director of consolidation accounting. Prior to joining General Dynamics, Mr. Aiken was an audit manager with Arthur Andersen LLP in Washington, D.C., where he provided audit and consulting services for defense contractors. He holds an MBA degree from the Kellogg School of Management at Northwestern University, and a bachelor’s degree in business administration and accounting from Washington and Lee University.

Board Committees:
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Chairman of the Audit Committee

Other Public Company Boards: None
Mr. Aiken brings to the Board:
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Financial and accounting expertise through his service as chief financial officer and other senior finance positions with a Fortune 100 company giving Mr. Aiken the knowledge needed to serve on our Board and lead the Audit Committee as committee chair; and

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Senior operational, transactional and strategic experience essential for QXO to drive stockholder value creation.

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Marlene Colucci Age: 63	Independent Director since June 6, 2024

Ms. Colucci has served as a director of the company since June 6, 2024. She has served as the chief executive officer of The Business Council in Washington, D.C. since July 2013. Previously, from September 2005 to June 2013, she was executive vice president of public policy for the American Hotel & Lodging Association. From September 2003 to June 2005, she served in the White House as special assistant to President George W. Bush in the Office of Domestic Policy. In this role, she developed labor, transportation and postal reform policies and advised the president and his staff on related matters. Earlier, Ms. Colucci served as deputy assistant secretary with the U.S. Department of Labor’s Office of Congressional and Intergovernmental Affairs. Her law career includes more than 12 years with the firm of Akin Gump Strauss Hauer & Feld LLP, where she served as senior counsel. She is lead independent director of the board of directors of GXO Logistics, Inc., where she serves as a member of its compensation committee and nominating, corporate governance and sustainability committee. Ms. Colucci holds a JD degree from Georgetown University Law Center.

Board Committees:
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Chair of the Nominating, Corporate Governance and Sustainability Committee

▪
Member of the Compensation and Talent Committee

Other Public Company Boards: GXO Logistics, Inc. (NYSE: GXO)
Ms. Colucci brings to the Board:
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Experience with public policy development, including labor and transportation policy, from over two decades of relevant government and private sector experience; and

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Knowledge of corporate governance and business operations from her tenure leading the premier association of chief executive officers of the world’s most important business enterprises.

Mario Harik Age: 45	Director since June 6, 2024

Mr. Harik has served as a director of the company since June 6, 2024. He has led XPO, Inc. (XPO) as chief executive officer since November 2022 and a member of its board, serving as chairman of the board since January 1, 2026 and chairing its operational excellence committee. He joined XPO in 2011 as chief information officer and held additional roles as chief customer officer and president, North American less-than-truckload. His prior career included chief information officer with Oakleaf Waste Management, chief technology officer with Tallan, Inc., and co-founder of G3 Analyst. He holds a master’s degree in engineering, information technology from Massachusetts Institute of Technology, and a degree in engineering, computer and communications from the American University of Beirut in Lebanon.

Board Committees: None
Other Public Company Boards: XPO, Inc. (NYSE: XPO)
Mr. Harik brings to the Board:
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Leadership experience as XPO’s chief executive officer; and

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Expertise in the development and application of technology solutions that increase operational efficiency and productivity and enhance customer experience in multinational organizations within similar industries.

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Mary Kissel Age: 49	Independent Director since June 6, 2024

Ms. Kissel has served as a director of the company since June 6, 2024. She has served as executive vice president and senior policy advisor with Stephens Inc. since March 2021. Previously, Ms. Kissel served as senior advisor to the U.S. Secretary of State from October 2018 to January 2021. Prior to joining the State Department, she was a member of The Wall Street Journal editorial board in New York and editorial page editor for Asia Pacific in Hong Kong. She began her career at Goldman Sachs. Ms. Kissel is a nonresident senior fellow at Hudson Institute, a member of the Council on Foreign Relations, a director of the American Australian Council, and a trustee of the Center for Integrity in News Reporting. She is vice chairman of the board of directors of RXO, Inc. and a member of its compensation committee. Ms. Kissel holds a master’s degree from Johns Hopkins School of Advanced International Studies, and a bachelor’s degree in government from Harvard University.

Board Committees:
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Member of the Audit Committee

▪
Member of the Compensation and Talent Committee

▪
Member of the Nominating, Corporate Governance and Sustainability Committee

Other Public Company Boards: RXO, Inc. (NYSE: RXO)
Ms. Kissel brings to the Board:
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Expertise in geopolitics, risk advisory, public policy and their impact on businesses; and

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Experience in strategic communications, media and government affairs.

Jared Kushner Age: 45	Independent Director since July 22, 2024

Mr. Kushner has served as a director of the company since July 22, 2024. He is the chief executive officer of Affinity Partners, a global investment firm with over $6 billion under management. From 2017 to 2021, he served as senior advisor to the President of the United States. In this role, Mr. Kushner managed the U.S.-Mexico relationship, led Middle East peace efforts, and negotiated the overhaul of America’s federal prison and criminal justice systems. Previously, Mr. Kushner was the chief executive officer of Kushner Companies, a New York-based real estate developer. He holds JD and MBA degrees from New York University, and a bachelor’s degree from Harvard University.

Board Committees: None
Other Public Company Boards: None
Mr. Kushner brings to the Board:
▪
Background in growth investing across equities and real estate; and

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Experience in geopolitics, public policy, and their impact on business.

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Allison Landry Age: 47	Lead Independent Director since June 6, 2024

Ms. Landry has served as lead independent director of the company since June 6, 2024. She was a senior transportation research analyst with Credit Suisse, covering the trucking, railroad, airfreight and logistics industries from September 2005 to July 2021. Previously, she was a financial analyst and senior accountant with OneBeacon Insurance Co. (now Intact Insurance Specialty Solutions). She serves as vice chair of the board of directors of XPO, Inc. and as a member of its audit committee, compensation and human capital committee, and operational excellence committee. She holds an MBA degree from Boston University’s Questrom School of Business, and a bachelor’s degree in psychology from College of the Holy Cross.

Board Committees:
▪
Member of the Audit Committee

▪
Chair of the Compensation and Talent Committee

▪
Member of the Nominating, Corporate Governance and Sustainability Committee

Other Public Company Boards: XPO, Inc. (NYSE: XPO)
Ms. Landry brings to the Board:
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Experience in the equity markets giving Ms. Landry an understanding of stockholder value creation as chair of the Board’s Compensation and Talent Committee; and

▪
Knowledge of financial analysis in the transportation sector enabling Ms. Landry to help guide QXO in identifying strategic opportunities for profitable growth.

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SUMMARY OF QUALIFICATIONS AND EXPERIENCE OF CONTINUING DIRECTORS
	Brad Jacobs	Jason Aiken	Marlene Colucci	Mario Harik	Mary Kissel	Jared Kushner	Allison Landry
BUSINESS OPERATIONS experience provides a practical understanding of developing, implementing and assessing our operating plan and business strategy.
CORPORATE GOVERNANCE experience bolsters Board and management accountability, transparency and a focus on stockholder interests.
CUSTOMER SERVICE experience brings an important perspective to our Board, given the importance of customer retention to our business model.
ENVIRONMENTAL SUSTAINABILITY AND CORPORATE RESPONSIBILITY experience allows our Board’s oversight to guide our long-term value creation for stockholders in a way that is sustainable.

EFFECTIVE CAPITAL ALLOCATION experience is crucial to our Board’s evaluation of our company’s organic and inorganic growth strategy, roadmap and timeline, as well as our investments in technological solutions that optimize our operations and enhance customer experience.

CRITICAL ANALYSIS OF CORPORATE FINANCIAL STATEMENTS AND CAPITAL STRUCTURES experience assists our directors in overseeing our financial reporting and internal controls.
HUMAN RESOURCES MANAGEMENT experience allows our Board to support our goals of making QXO an inclusive workplace and aligning human resources objectives with our strategic and operational priorities.
TALENT DEVELOPMENT AND ENGAGEMENT experience helps our company attract, motivate and retain top candidates for leadership roles and innovation teams.
SALES AND MARKETING experience helps our Board assist with our business strategy and with developing new services and operations.
MERGERS AND ACQUISITIONS, INTEGRATION AND OPTIMIZATION experience helps our company identify the optimal strategic opportunities for profitable growth and realize synergies.
RISK MANAGEMENT experience is critical to our Board’s role in overseeing the risks facing our company, including mitigation measures.
TECHNOLOGY AND INFORMATION SYSTEMS experience provides valuable insights as we continually seek to enhance customer outcomes and internal operations.
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ROLE OF THE BOARD AND BOARD LEADERSHIP STRUCTURE
Our business and affairs are managed under the direction of our Board, which is our company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board’s primary responsibility is to seek to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of our company and management, and provides advice and counsel to management. In fulfilling the Board’s responsibilities, our directors have full access to our management, internal and external auditors, and outside advisors.
Furthermore, our Board is committed to independent Board oversight. Our current Board leadership structure includes a chairman, a non-independent director and five independent directors. The position of chairman of the Board is held by Mr. Jacobs.
The Board has provided that the independent directors may appoint a lead independent director who presides over executive sessions of the independent directors, and who shall serve a term of at least one year. The position of lead independent director has been structured to include, among other duties: (i) presiding at all meetings of the Board at which the chairman is not present; (ii) presiding at all executive sessions of the independent directors, which must take place at least once a year without members of management present; and (iii) calling additional meetings of the independent directors as necessary. The lead independent director also serves as a liaison between the chairman and the independent directors. Ms. Landry was appointed to serve as lead independent director on June 6, 2024.
To further strengthen its independent decision-making, our Board has approved a set of Corporate Governance Guidelines that provide for an independent vice chair position as part of its ongoing commitment to strong corporate governance. The position of vice chair is defined as an independent director with authorities and duties that include: (i) presiding at meetings of the Board where the chairman and lead independent director are not present; (ii) assisting the chairman, when appropriate, in carrying out his duties; (iii) assisting the lead independent director, where appropriate, in carrying out her duties; and (iv) such other duties, responsibilities and assistance as the Board or the chairman may determine. No independent vice chair has been appointed as of the date of this Proxy Statement.
We believe our leadership model is appropriate because our chairman’s role as a management director provides strong strategic leadership through the execution of our transformation strategy, while our lead independent director’s role provides independent decision-making and clear accountability.
Our Board met fourteen times during fiscal year 2025. Each person currently serving as a director attended at least 75% of the aggregate meetings of the Board and any committee(s) on which he or she served during the time he or she served on the Board or committee(s).
Our directors are expected to attend our annual meetings of stockholders. Any director who is unable to attend is expected to notify the chairman of the Board in advance of the meeting date. All of our directors then serving and standing for re-election attended the 2025 Annual Meeting of Stockholders.
BOARD RISK OVERSIGHT
Our Board provides overall risk oversight, with a focus on the most significant risks facing our company. Our senior management team is primarily responsible for the day-to-day management of risks to our business.
Our Board and senior management team engage on the company’s business strategy, operations, policies, controls, prospects, and current and potential risks. These discussions include approaches for assessing, monitoring, mitigating, and controlling risk exposure. The Board has delegated responsibility for the oversight of specific risks to its committees as follows.
▪
Audit Committee. The Audit Committee oversees the policies that govern the process by which management identifies, assesses and manages our exposure to risk. In that role, the Audit Committee reviews our enterprise risk management process, through which key identified risks are escalated to the Board. The Audit Committee discusses major financial risk exposures, including cyber-related risks, with our management and discusses the steps that management has taken to monitor and control these exposures. Additionally, the Audit Committee is responsible for reviewing risks arising from related party transactions involving our company, for reviewing information and cybersecurity risk management policies, for establishing procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and for overseeing overall compliance with our company-wide Code of Business Ethics and legal and regulatory requirements.

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▪
Compensation and Talent Committee. The Compensation and Talent Committee monitors the risks associated with our compensation philosophy and programs. The Compensation and Talent Committee ensures that the company’s compensation structure strikes an appropriate balance in motivating our senior executives to deliver long-term results for the company’s stockholders, while simultaneously reducing excessive risk-taking and holding our senior leadership team accountable.

▪
Nominating, Corporate Governance and Sustainability Committee. The Nominating, Corporate Governance and Sustainability Committee oversees risks related to our governance structure and processes, as well as risks associated with the company’s corporate sustainability practices and reporting.

The Board is committed to ensuring that our company has the resources and infrastructure necessary to appropriately address all significant risks.
COMMITTEES OF THE BOARD AND COMMITTEE MEMBERSHIP
Each of the Audit Committee, the Compensation and Talent Committee and the Nominating, Corporate Governance and Sustainability Committee (collectively, the “Board Committees”) has a written charter that complies with applicable SEC rules and the NYSE Rules. These charters are available on our website at investors.qxo.com. You may obtain a printed copy of any of these charters, without charge, by sending a request to Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831.
The Board Committees are each composed entirely of independent directors within all applicable standards, as discussed below. Our Board’s general policy is to review and approve committee assignments annually. After consulting with the chairman of our Board and considering member qualifications, the Nominating, Corporate Governance and Sustainability Committee is responsible for recommending to our Board all committee assignments, including the roles of committee chair. Each committee is authorized to retain, in its sole authority, its own outside counsel and other advisors at the company’s expense. Also, each committee may form and delegate authority to subcommittees when appropriate. Our Board may create or eliminate additional committees as it deems appropriate.
The following table sets forth the membership of each of our Board Committees as of the Record Date. Messrs. Jacobs, Harik and Kushner do not serve on any Board Committees.
Name	Audit Committee	Compensation and Talent Committee	Nominating, Corporate Governance and Sustainability Committee
Jason Aiken*
Marlene Colucci
Mary Kissel
Allison Landry
— Committee Chairman	— Committee Member	* — Audit Committee Financial Expert
A summary of the committees’ responsibilities is as follows:
Audit Committee. Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to assist our Board in fulfilling its responsibilities in a number of areas, including, without limitation, oversight of: (i) our accounting and financial reporting processes, including our systems of internal controls and disclosure controls, (ii) the integrity of our financial statements, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications and independence of our independent registered public accounting firm, (v) the performance of our independent registered public accounting firm and internal audit function, and (vi) related party transactions. Each member of the Audit Committee satisfies all applicable independence standards, has not participated in the preparation of our financial statements at any time during the past three years, and is able to read and understand fundamental financial statements. From June 6, 2024, to the date of this Proxy Statement, the Audit Committee members were Jason Aiken (chair), Mary Kissel and Allison Landry. Our Board has determined that Mr. Aiken qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. During 2025, the Audit Committee met six times.
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Compensation and Talent Committee. The primary responsibilities of the Compensation and Talent Committee are, among other things: (i) to oversee our executive compensation plans, policies and programs, (ii) to review and approve the compensation of our executive officers, (iii) to review and approve or make recommendations concerning director compensation, (iv) to plan executive officer succession, and (v) to assist with oversight of our culture and strategies relating to human capital. From June 6, 2024, to the date of this Proxy Statement, the Compensation and Talent Committee members were Allison Landry (chair), Marlene Colucci and Mary Kissel. During 2025, the Compensation and Talent Committee met five times.
Nominating, Corporate Governance and Sustainability Committee. The primary responsibilities of the Nominating, Corporate Governance and Sustainability Committee are, among other things: (i) to identify individuals qualified to become directors and recommend that our Board select such individuals to be presented for stockholder consideration at the annual meeting or to be appointed by the Board to fill a vacancy, (ii) to make recommendations to our Board concerning committee appointments, (iii) to develop, recommend to our Board and annually review the Corporate Governance Guidelines and oversee corporate governance matters, (iv) to oversee an annual evaluation of our Board and committees, and (v) to support our Board in its oversight of our sustainability strategies, performance and external disclosures. From June 6, 2024, to the date of this Proxy Statement, the Nominating, Corporate Governance and Sustainability Committee members were Marlene Colucci (chair) and Mary Kissel, and Allison Landry has been a member since October 2024. During 2025, the Nominating, Corporate Governance and Sustainability Committee met two times.
DIRECTOR COMPENSATION
See section below titled “Executive Compensation — 2025 Director Compensation Table” for information concerning the compensation of each person who served as a non-employee director of our company during 2025.
In June 2024, we approved compensation for our non-employee directors of an annual cash retainer of $100,000, payable quarterly in arrears, and expected annual time-based restricted stock units worth $175,000.
The lead independent director receives an additional $30,000 annual cash retainer, payable quarterly in arrears; and the chairs of our Audit Committee, our Compensation and Talent Committee and our Nominating, Corporate Governance and Sustainability Committee each receives an additional cash retainer of $25,000, $20,000 and $20,000, respectively, payable quarterly in arrears.
Directors who are employees of our company do not receive additional compensation for service as members of either our Board or its committees. Changes to the compensation of our directors are subject to approval by our Compensation and Talent Committee or Board.
No other fees are paid to our directors for their attendance at or participation in meetings of our Board or its committees. We reimburse our directors for expenses incurred in the performance of their duties, including reimbursement for air travel and hotel expenses.
CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS ETHICS
Our Board is committed to sound corporate governance principles and practices. Our Board adopted Corporate Governance Guidelines as of June 6, 2024.
The Corporate Governance Guidelines serve as a framework within which our Board operates. Among other things, the Corporate Governance Guidelines include criteria for determining the qualifications and independence of the members of our Board, requirements for the standing committees of our Board, responsibilities for members of our Board and requirements to conduct an annual evaluation of the effectiveness of our Board and its committees. The Nominating, Corporate Governance and Sustainability Committee is responsible for reviewing the Corporate Governance Guidelines annually, or more frequently as appropriate, and recommending appropriate changes to our Board in light of applicable laws and regulations, the governance standards identified by leading governance authorities and our company’s evolving needs.
We have a Code of Business Ethics that applies to our directors and executive officers. This Code is designed to deter wrongdoing, promote the honest and ethical conduct of all employees, and promote compliance with applicable governmental laws, rules and regulations, as well as provide clear channels for reporting concerns. The Code of Business Ethics constitutes a “code of ethics” as defined in Item 406(b) of Regulation S-K. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Business Ethics or waivers of any provision of the Code of Business Ethics as applicable to our principal executive officer, our principal financial officer, and our principal accounting officer by posting such disclosures on our website pursuant to SEC rules.
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The Corporate Governance Guidelines and the Code of Business Ethics are available on our website at investors.qxo.com. In addition, you may obtain a printed copy of these documents, without charge, by sending a request to: Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831.
DIRECTOR INDEPENDENCE
Under the Corporate Governance Guidelines, our Board is responsible for making independence determinations annually with the assistance of the Nominating, Corporate Governance and Sustainability Committee. Independence determinations are made by reference to the independence standard under the Corporate Governance Guidelines and the definition of “independent director” under Section 303A.02 of the NYSE Rules. Our Board has affirmatively determined that each person who serves as a director, except for Mr. Jacobs and Mr. Harik, satisfies the independence standards under the Corporate Governance Guidelines and the NYSE Rules.
In addition to the independence standards provided in the Corporate Governance Guidelines, our Board has determined that each director who serves on our Audit Committee satisfies standards for independence of Audit Committee members established by the SEC: that is, the director may not (i) accept directly or indirectly any consulting, advisory or other compensatory fee from our company other than his or her director compensation or (ii) be an affiliated person of our company or any of its subsidiaries. Our Board has also determined that each member of the Compensation and Talent Committee satisfies the NYSE Rules for independence of Compensation and Talent Committee members. In making the independence determinations for each director, our Board and the Nominating, Corporate Governance and Sustainability Committee considered certain relationships of the directors that were not required to be disclosed pursuant to Item 404(a) of Regulation S-K.
DIRECTOR SELECTION PROCESS
The Nominating, Corporate Governance and Sustainability Committee is responsible for recommending to our Board all nominees for election to the Board, including nominees for re-election to the Board, in each case, after consultation with the chairman of the Board and in accordance with our company’s contractual obligations. Pursuant to the Certificate of Incorporation, JPE has the right based on its current securities ownership, as described above under “Directors,” to designate for nomination by our Board 40% of the members of our Board. Subject to the foregoing, in considering new nominees for election to our Board, the Nominating, Corporate Governance and Sustainability Committee considers, among other things, breadth of experience, financial expertise, wisdom, integrity, an ability to make independent analytical inquiries, an understanding of our company’s business environment, knowledge and experience in such areas as technology, marketing and other disciplines relevant to our company’s businesses, the nominee’s ownership interest in our company, and a willingness and ability to devote adequate time to board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring diversity in the background, experience and viewpoints of Board members. When searching for new directors, our Board endeavors to actively seek out highly qualified women and individuals from underrepresented minorities to include in the pool from which Board nominees are chosen. Our Board aims to create a team of directors with diverse experiences and perspectives to provide our company with thoughtful and engaged Board oversight. The Nominating, Corporate Governance and Sustainability Committee periodically conducts evaluations of the Board’s composition.
Subject to the rights granted to JPE pursuant to the Certificate of Incorporation, the Nominating, Corporate Governance and Sustainability Committee may identify potential nominees for election to our Board from a variety of sources, including recommendations from current directors or management, recommendations from our stockholders or any other source the committee deems appropriate, including engaging a third-party consulting firm to assist in identifying independent director nominees.
Our Board will consider nominees submitted by our stockholders, subject to the same factors that are brought to bear when it considers nominees referred by other sources and the rights granted to JPE pursuant to the Certificate of Incorporation, as described above. Our stockholders will be permitted to nominate candidates for election as directors by following the procedures set forth in our amended and restated bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the 2026 Annual Meeting.
The advance notice provisions of our bylaws require that a stockholder who wishes to nominate an individual for election as a director at our annual meeting must give us advance written notice. The notice must be delivered to or mailed and received by the secretary of our company not less than 90 days, and not more than 120 days, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of such annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not less than 90 days, and not more than 120 days, prior to the date of such annual meeting. As more specifically provided in our bylaws, any nomination must include, among other things: (i) the nominator’s name and address and the number of shares of each class of our capital stock that the
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nominator owns, (ii) the name and address of any person with whom the nominator is acting in concert and the number of shares of each class of our capital stock that any such person owns, and (iii) the information with respect to each such proposed director nominee that would be required to be provided in a proxy statement prepared in accordance with applicable SEC rules.
In addition, the proxy access provisions of our bylaws permit a stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of our outstanding common stock, to nominate and include in the annual meeting proxy materials up to the greater of two directors or 20% of the number of directors to be elected at the annual meeting, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our bylaws. Stockholder requests to include stockholder-nominated directors in the company’s proxy materials for our 2027 Annual Meeting of stockholders must be received by the company no earlier than January 5, 2027, and no later than February 4, 2027.
Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our bylaws, a copy of which may be obtained by sending a request to: Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831.
SECURITIES TRADING POLICY
We have a securities trading policy governing the purchase, sale and other dispositions of our securities by directors, officers and employees. We believe that our securities trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. A copy of this policy is available on our website at investors.qxo.com and included as Exhibit 19.1 to our 2025 Annual Report.
Certain Prohibited Transactions Involving Company Securities
Certain transactions in QXO securities, such as: (i) purchasing and pledging QXO securities on margin, or otherwise granting a security interest in QXO securities in margin accounts, (ii) engaging in short sales, (iii) buying or selling puts, calls, options or other derivatives in respect of QXO securities, and (iv) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of QXO’s securities (whether granted to the director or employee as part of their compensation or otherwise held, directly or indirectly, by such persons), create a heightened compliance risk or could create the appearance of misalignment between our directors, employees and stockholders. As a result, our securities trading policy prohibits such transactions for all directors, officers, employees and any of their related parties.
STOCKHOLDER COMMUNICATION WITH THE BOARD
Stockholders and other parties interested in communicating with our Board, any Board committee, any individual director, including our lead independent director, or any group of directors (such as our independent directors) should send written correspondence to our Board, c/o Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831. Please note that we will not forward communications to the Board that qualify as spam, junk mail, mass mailings, resumes or other forms of job inquiries, surveys, business solicitations or advertisements.
STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholder proposals intended to be presented at our 2027 Annual Meeting of Stockholders must be received by our Corporate Secretary no later than November 24, 2026, in order to be considered for inclusion in our proxy materials, pursuant to Rule 14a-8 under the Exchange Act.
As more specifically provided for in our bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board or by a stockholder entitled to vote and who has delivered proper notice to us not less than 90 days, and not more than 120 days, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the 2027 Annual Meeting date is not scheduled to occur more than 30 days before, or 60 days after, May 5, 2027, then your notice must be delivered not less than 90 days, and not more than 120 days, prior to the date of the 2027 Annual Meeting.
By way of example, if our 2027 Annual Meeting is held on May 5, 2027, any stockholder proposal to be considered at the 2027 Annual Meeting, including nominations of persons for election to our Board, must be properly submitted to us not earlier than January 5, 2027, nor later than February 4, 2027. We advise you to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations at the annual meetings.
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Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide written notice to us that includes the information required by Rule 14a-19(b) under the Exchange Act not later than February 4, 2027.
Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request sent to: Christopher Signorello, Corporate Secretary, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under its written charter, the Audit Committee of our Board is responsible for reviewing and approving or ratifying any transaction between our company and a related person (as defined in Item 404 of Regulation S-K) that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.
INVESTMENT AGREEMENT
On December 3, 2023, the company entered into an investment agreement (the “Investment Agreement”) with JPE and the other investors party thereto (the “Other Investors” and, collectively with JPE, the “Investors”), providing for an aggregate investment by the Investors of $1,000,000,000 in cash in the company (the “Equity Investment”). JPE is controlled by Brad Jacobs, our chairman and chief executive officer. Each of our directors and executive officers, other than Messrs. Essaid, Liborski and Kushner, invested, directly or indirectly, in our company pursuant to the Investment Agreement. On April 14, 2024, the company and the Investors amended and restated the Investment Agreement.
Pursuant to the Investment Agreement, prior to the closing of the Equity Investment, the company amended and restated its certificate of incorporation to, among other things, effect an 8-for-1 reverse stock split with respect to the company’s common stock. Upon the closing of the Equity Investment and giving effect to the reverse stock split, the company issued to the Investors, in the aggregate, (i) 1,000,000 shares of Convertible Preferred Stock that, in aggregate, are convertible into 219,010,074 shares of our common stock at an initial conversion price of $4.566 per share, subject to customary anti-dilution adjustments; and (ii) warrants to purchase an additional 219,010,074 shares of our common stock (the “Warrants”) at initial exercise prices of $4.566 per share with respect to 50% of the Warrants, $6.849 per share with respect to 25% of the Warrants, and $13.698 per share with respect to the remaining 25% of the Warrants, in each case subject to customary anti-dilution adjustments.
Following the closing of the Equity Investment, our Board was reconstituted such that (i) the number of seats on our Board were as directed by JPE, (ii) each of such directors (including Mr. Jacobs) were individuals designated by JPE, (iii) each standing committee of our Board was reconstituted in a manner designated by JPE and (iv) Mr. Jacobs was appointed as the chairman of our Board and chief executive officer of the company.
REGISTRATION RIGHTS AGREEMENT
On June 6, 2024, the company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), among the company, JPE and the Other Investors, pursuant to which, among other things, the initial holders of the Convertible Preferred Stock and the Warrants were provided with certain rights to cause the company to register the sale of shares of Convertible Preferred Stock, Warrants and shares of common stock issued or issuable upon conversion of the Convertible Preferred Stock or upon exercise of the Warrants, in each case other than any such securities that are then freely transferable without registration pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) without limitation as to volume, manner of sale or other restrictions under Rule 144. Securities that are subject to registration under the Registration Rights Agreement as provided above are referred to as “Registrable Securities.”
Demand Registration. The holder or holders of Registrable Securities holding Registrable Securities constituting, in the aggregate, no less than a majority of the total number of Registrable Securities may request that the company register the sale of such securities under the Securities Act. Such majority holders may request a total of ten demand registrations.
Shelf Registration. At a time when the company is eligible to use a registration statement on Form S-3, the holder or holders of Registrable Securities holding Registrable Securities constituting, in the aggregate, no less than a majority of the total number of Registrable Securities may request that the company register the sale of such securities under the Securities Act on a delayed or continuous basis. A holder of Registrable Securities included in such registration statement may initiate an unlimited number of shelf takedowns, except the company is not required to effect a shelf takedown in certain specified situations.
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Piggyback Registration. If the company registers its securities on a registration statement, the company must give each Investor prompt written notice thereof (subject to certain exceptions). The company must then include on such registration statement all Registrable Securities requested to be included therein (subject to certain exceptions), which include the Registrable Securities of JPE.
Subject to certain exceptions, all expenses incurred in connection with the registration or sale of the Registrable Securities will be borne by the company. The Registration Rights Agreement includes customary indemnification provisions.
STOCKHOLDERS AGREEMENT
On June 6, 2024, the company entered into a stockholders agreement (the “Stockholders Agreement”), among the company, JPE and the Other Investors, pursuant to which, among other things, each Other Investor agreed with the company that such Other Investor will not, and will cause its affiliates not to, transfer all or any portion of the securities of the company beneficially owned by such person until June 6, 2029, subject to certain exceptions provided in the Stockholders Agreement, including exceptions in the event JPE transfers any of its Convertible Preferred Stock, Warrants or shares of common stock issuable upon conversion of the Convertible Preferred Stock or upon exercise of the Warrants.
Each Other Investor also agreed with the company that such Other Investor will (a) appear in person or by proxy at any meeting of the company’s stockholders and (b) vote, or cause to be voted, or execute written consents with respect to, as applicable, all voting securities of the company that it beneficially owns (i) in favor of the election of each candidate designated or nominated for election by JPE, (ii) in favor of removal of each person designated for removal by JPE and (iii) except with respect to matters that would adversely affect such Other Investor in a manner disproportionate to any other Investor, in accordance with JPE’s written direction with respect to any other matter presented at such meeting of the company’s stockholders.
ADDITIONAL RELATED PARTY TRANSACTIONS
On March 17, 2025, we entered into purchase agreements with certain institutional and accredited investors, pursuant to which we issued and sold an aggregate of 67,528,459 shares of common stock at a price of $12.20 per share in a private placement. As part of this private placement, Affinity QXO 1 LLC, an entity controlled by Mr. Kushner, one of our directors, purchased 16,260,163 shares of common stock for $200 million.
On July 22, 2024, we entered into purchase agreements with certain institutional and accredited investors, pursuant to which we issued and sold an aggregate of 67,833,699 shares of common stock at a price of $9.14 per share in a private placement. As part of the private placement, certain directors and executive officers of the company purchased an aggregate of 262,585 shares of common stock for $2.4 million.
The son-in-law of Brad Jacobs, our chairman and chief executive officer, is employed as an executive of the company and is or was entitled to receive total annual cash compensation for fiscal years 2025 and 2024 in excess of $120,000.
The son of Mark Meller, our president and chief executive officer until June 6, 2024, is employed by a subsidiary of the company and was entitled to receive total cash compensation for fiscal year 2024 in excess of $120,000.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information concerning the beneficial ownership of our voting securities as of the Record Date by: (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.
Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held solely by the beneficial owner, and which are exercisable or convertible within 60 days, have been exercised or converted. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of QXO, Inc., Five American Lane, Greenwich, Connecticut 06831.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class Outstanding(1)	Shares of Convertible Preferred Stock Beneficially Owned	Percentage of Class Outstanding
Beneficial Ownership of 5% or more:
Jacobs Private Equity II, LLC(2)	394,218,132	35.7%	900,000	90.0%
Entities affiliated with Orbis Investment Management Limited and Orbis Investment Management (U.S.), L.P.(3)	85,484,474	12.0%	—	—
Morgan Stanley entities(4)	57,700,582	8.1%	—	—
The Vanguard Group(5)	55,323,743	7.8%	—	—
Named Executive Officers and Directors:
Brad Jacobs†	395,600,215(6)	35.8%	900,000	90.0%
Ihsan Essaid	348,882	*	—	—
Valeri Liborski	—	—	—	—
Christopher Signorello	337,060(7)	*	425	*
Jason Aiken	70,435(8)	*	100	*
Marlene Colucci	245,643(9)	*	500	*
Mario Harik	2,216,733(10)	*	5,000	*
Mary Kissel	256,584(11)	*	500	*
Jared Kushner	32,698,176(12)	4.6%	—	—
Allison Landry	75,906(13)	*	100	*
Current Directors and Executive Officers as a Group (10 persons)	431,849,634(14)	41.0%	906,625	90.7%

*
Less than 1%.

†
Director and Executive Officer

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(1)
Represents percentage of common stock outstanding for the shares of common stock beneficially owned by such person. For purposes of this column, the number of shares of the class outstanding for each person reflects the sum of: (i) 709,894,917 shares of our common stock that were outstanding as of the Record Date, (ii) the number of shares of our common stock issuable upon conversion of the Convertible Preferred Stock and exercise of the Warrants, in each case, held by such person, and (iii) the number of restricted stock units (“RSUs”) held by such person, if any, that are or will become vested within 60 days of the Record Date. The Warrants may be exercised at an exercise price of $4.566 per share with respect to 50% of the Warrants, $6.849 per share with respect to 25% of the Warrants and $13.698 per share with respect to the remaining 25% of the Warrants.

(2)
Based on the Schedule 13D/A filed on April 18, 2025, Jacobs Private Equity II, LLC (“JPE”) beneficially owned 394,218,132 shares of our common stock, consisting of (i) 197,109,067 shares of our common stock issuable upon conversion of 900,000 shares of our Convertible Preferred Stock and (ii) 197,109,065 shares of our common stock issuable upon exercise of 197,109,065 Warrants. The address of the principal business office of JPE is Five American Lane, Greenwich, CT 06831.

(3)
Based on the Schedule 13G/A filed on February 17, 2026 by Orbis Investment Management Limited (“OIML”), Orbis Investment Management (U.S.), L.P. (“OIMUS”) and Allan Gray Australia Pty Limited (“AGAPL”), which reported that, as of December 31, 2025, OIML beneficially owned 84,183,637 shares of our common stock, OIMUS beneficially owned 1,280,645 shares of our common stock and AGAPL beneficially owned 20,192 shares of our common stock. These entities have sole voting and sole dispositive power over such shares of our common stock. The address of the principal business office of OIML is 25 Front Street, Hamilton HM11, Bermuda. The address of the principal business office of OIMUS is One Letterman Drive, Building C, Suite CM-100, The Presidio of San Francisco, San Francisco, CA 94129, USA. The address of the principal business office of AGAPL is Level 2, Challis House, 4 Martin Place, Sydney NSW2000, Australia.

(4)
Based on the Schedule 13G/A filed on February 12, 2026 by Morgan Stanley and Morgan Stanley Investment Management Inc. (“MSIM” and, together with Morgan Stanley, the “Morgan Stanley Entities”), which reported that as of December 31, 2025, (i) Morgan Stanley beneficially owned 57,700,582 shares of our common stock with sole voting and dispositive power over no shares, shared voting power over 51,435,347 shares, and shared dispositive power over all such beneficially owned shares and (ii) MSIM beneficially owned 56,671,147 shares of our common stock, with sole voting and dispositive power over no shares, shared voting power over 51,128,548 shares and shared dispositive power over 56,671,147 shares. The address of the principal business office of the Morgan Stanley Entities is 1585 Broadway, New York, New York 10036.

(5)
Based on the Schedule 13G/A filed on October 30, 2025 by The Vanguard Group, which reported that as of September 30, 2025, such entities beneficially owned 55,323,743 shares of our common stock, with sole voting power over no shares, shared voting power over 3,060,014 shares, sole dispositive power over 51,581,317 shares, and shared dispositive power over 3,742,426 shares. The address of the principal business office of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Consists of (i) 1,382,083 directly held shares of our common stock and (ii) 394,218,132 shares of our common stock in which Mr. Jacobs has an indirect beneficial ownership interest as a result of being JPE’s managing member.

(7)
Consists of (i) 150,904 directly held shares of our common stock, (ii) 93,077 shares of our common stock issuable upon the exercise of 93,077 Warrants, and (iii) 93,079 shares of our common stock issuable upon conversion of 425 shares of our Convertible Preferred Stock.

(8)
Consists of (i) 14,523 directly held shares of our common stock, (ii) 21,900 shares of our common stock issuable upon the exercise of 21,900 Warrants, (iii) 21,901 shares of our common stock issuable upon conversion of 100 shares of our Convertible Preferred Stock, and (iv) 12,111 RSUs that are expected to vest within 60 days of the Record Date.

(9)
Consists of (i) 14,523 directly held shares of our common stock, (ii) 109,504 shares of our common stock issuable upon the exercise of 109,504 Warrants, (iii) 109,505 shares of our common stock issuable upon conversion of 500 shares of our Convertible Preferred Stock, and (iv) 12,111 RSUs that are expected to vest within 60 days of the Record Date. Other than the RSUs, Ms. Colucci shares voting and dispositive power of all such shares with her spouse.

(10)
Consists of (i) 14,523 directly held shares of our common stock, (ii) 1,095,049 shares of our common stock issuable upon the exercise of 1,095,049 Warrants, (iii) 1,095,050 shares of our common stock issuable upon conversion of 5,000 shares of our Convertible Preferred Stock, and (iv) 12,111 RSUs that are expected to vest within 60 days of the Record Date.

(11)
Consists of (i) 25,464 directly held shares of our common stock, (ii) 109,504 shares of our common stock issuable upon the exercise of 109,504 Warrants, (iii) 109,505 shares of our common stock issuable upon conversion of 500 shares of our Convertible Preferred Stock, and (iv) 12,111 RSUs that are expected to vest within 60 days of the Record Date.

(12)
Consists of (i) 12,111 RSUs that are expected to vest within 60 days of the Record Date and (ii) Mr. Kushner’s indirect beneficial ownership of 32,686,065 shares of our common stock, which is comprised of (a) 14,523 shares of our common stock beneficially owned by Atlantic Partners Splitter LLC, an entity controlled by Mr. Kushner, (b) 16,247,069 shares of our common stock beneficially owned by Affinity Partners Parallel Fund I LP (“Parallel Fund I”), (c) 164,310 shares of our common stock beneficially owned by Affinity Partners Fund I LP (“Fund I”), and (d) 16,260,163 shares of our common stock beneficially owned by Affinity QXO 1 LLC (“Affinity QXO”). Affinity QXO is owned by Fund I, Parallel Fund I, Affinity Partners Fund I Co-Invest Delta LP (“Delta”), Affinity Partners Fund I Co-Invest Delta II LP (“Delta II”), Affinity Partners Fund I Co-Invest Sigma LP (“Sigma”), and Affinity Partners Fund I Co-Invest Sigma II LP (“Sigma II”, and together with the other owners of Affinity QXO, the “Affinity Funds”). Affinity Partners GP LP (“GP”) is the General Partner of Fund I and Parallel Fund I, and Affinity Partners Fund I Co-Invest GP LP (“Co-Invest GP”) is the general partner of Delta, Delta II, Sigma and Sigma II. A Fin Management LLC (“A Fin”) is the investment manager of GP and the Affinity Funds. Mr. Kushner is the Chief Executive Officer of A Fin and the controlling owner of GP and Co-Invest GP. Mr. Kushner may be deemed to share voting and dispositive power over all such shares. Mr. Kushner disclaims beneficial ownership over all such shares.

(13)
Consists of (i) 19,994 directly held shares of our common stock, (ii) 21,900 shares of our common stock issuable upon the exercise of 21,900 Warrants, (iii) 21,901 shares of our common stock issuable upon conversion of 100 shares of our Convertible Preferred Stock, and (iv) 12,111 RSUs that are expected to vest within 60 days of the Record Date.

(14)
Includes (i) 198,559,999 shares of our common stock issuable upon the exercise of 198,559,999 Warrants, (ii) 198,560,008 shares of our common stock issuable upon conversion of 906,625 shares of our Convertible Preferred Stock, and (iii) 72,666 RSUs that are expected to vest within 60 days of the Record Date.

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EXECUTIVE COMPENSATION
This section provides detail on the Company’s compensation for our chief executive officer and the three other most highly compensated executive officers (collectively, our “NEOs”), including the overall objectives of our compensation program, each component of compensation provided, and an explanation of the reasons for the compensation decisions we have made for these individuals with respect to fiscal year 2025.
Our NEOs for fiscal year 2025 are:
Names	Position
Brad Jacobs	Chairman and Chief Executive Officer
Ihsan Essaid	Chief Financial Officer
Valeri Liborski	Chief Technology Officer
Christopher Signorello	Chief Legal Officer
Brad Jacobs Chairman and Chief Executive Officer
Brad Jacobs has served as chief executive officer and chairman of our board of directors since June 6, 2024. He was previously executive chairman of the board of directors of XPO, Inc. (“XPO”) from November 1, 2022 to December 31, 2025, and chairman and chief executive officer from September 2, 2011 to November 1, 2022. Mr. Jacobs served as non-executive chairman of the board of directors of GXO Logistics, Inc. from August 2, 2021 to December 31, 2025, and RXO, Inc. from November 1, 2022 to May 21, 2025. Additionally, he is the managing member of Jacobs Private Equity, LLC and Jacobs Private Equity II, LLC. Prior to XPO, Mr. Jacobs led two public companies: United Rentals, Inc., which he founded in 1997, and United Waste Systems, Inc., which he founded in 1989. Mr. Jacobs served as chairman and chief executive officer of United Rentals for that company’s first six years and as its executive chairman for an additional four years. He served eight years as chairman and chief executive officer of United Waste Systems.

Ihsan Essaid Chief Financial Officer
Ihsan Essaid has served as chief financial officer since July 15, 2024. From September 2021 to July 2024, Mr. Essaid served in senior leadership roles at Barclays, most recently as global head of M&A, after previously serving as the bank’s co-head of global M&A and co-head of Americas M&A. He has more than three decades of experience in global investment banking, where he has provided critical advisory services for large M&A and capital markets transactions. Prior to Barclays, Essaid was a managing director of media and telecom M&A at Credit Suisse from 2015 to 2021. Earlier, he was a partner at Perella Weinberg Partners.

Valeri Liborski Chief Technology Officer
Valeri Liborski has served as chief technology officer since April 21, 2025. Mr. Liborski most recently served as an advisor to TheFourthLaw.ai, developing autonomy modules for robotics systems, from January 2025 until April 2025. Prior to that, he was the chief technology officer for Yahoo from September 2024 to February 2025 and the chief technology officer for HelloFresh from January 2022 to September 2024. Prior to HelloFresh, he served in senior roles at Amazon, overseeing the technology powering the expansion of Amazon’s consumer business across Europe from August 2016 to January 2022 and leading engineering and product management from September 2011 to August 2016. Earlier in his career, he held senior engineering roles at Microsoft, where he developed large-scale data systems for online services and advanced AI-driven advertising platforms.

Christopher Signorello Chief Legal Officer
Chris Signorello has served as chief legal officer since June 6, 2024. Mr. Signorello previously served in senior legal roles with XPO, Inc. from 2017 to 2023, most recently as deputy general counsel and chief compliance officer from 2021 to 2023 and, prior to that, as senior vice president, litigation counsel from 2017 to 2023. Prior to XPO, he was with industrial and consumer products leader Henkel Corporation for nearly a decade, where he was associate general counsel, among other leadership positions. Earlier, he spent nine years with the product liability and commercial litigation practice groups at Goodwin Procter LLP.

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EXECUTIVE COMPENSATION OVERVIEW
Our executive compensation program is designed to attract, retain, and motivate exceptional leadership talent while aligning compensation with long-term stockholder value creation. It is built on a pay-for-performance philosophy that emphasizes equity-based incentives tied to sustainable value creation and stockholder alignment. Specifically, our program is intended to:
▪
Provide competitive compensation to minimize disruption and retain key talent;

▪
Motivate executives to deliver on short- and long-term strategic goals; and

▪
Align executive rewards with long-term increases in stockholder value.

The 2025 compensation for our executive team included market-based salaries, a target annual cash-based short-term incentive (“STI”), and for Messrs. Liborski and Signorello, equity-based long-term incentive (“LTI”) awards. Messrs. Jacobs and Essaid received equity awards that were granted in 2024 following the closing of the Equity Investment and are reflected in the “Stock Awards” column of the Summary Compensation Table. Our long-term incentive plan includes restricted stock unit awards that may be subject to time-based vesting (“RSUs”), performance-based vesting (“PSUs”), or both. These award structures directly link executive compensation to QXO’s long-term success.
DELIVERING STOCKHOLDER RETURNS AND EXECUTING ON GROWTH STRATEGIES IN 2025
Our NEOs have executed our strategy for high growth and high returns. Notably, our NEOs:
▪
Successfully led the acquisition and integration of Beacon Roofing Supply, Inc. (“Beacon”) in 2025 and established QXO as the largest publicly-traded distributor of roofing, waterproofing and complementary building products in North America;

▪
Raised more than $4 billion through public offerings and private placements in 2025, further strengthening the company’s financial flexibility to pursue our strategic acquisition and growth strategy;

▪
Increased the company’s stock price by approximately 46% from the close of the Beacon acquisition on April 29, 2025 to December 31, 2025, generating outsized value for stockholders;

▪
Signed an agreement to raise an additional $3 billion in January 2026, pursuant to which AP Quince Holdings, L.P. and certain other investors will purchase a new Series C Preferred Stock to fund one or more strategic acquisitions; and

▪
Signed an acquisition agreement in the first quarter of 2026 to acquire Kodiak Building Partners, which is a $2.25 billion transaction that is expected to be highly accretive to 2026 earnings and expand QXO’s addressable market to more than $200 billion.

Our compensation philosophy and structure were instrumental in rewarding and motivating an executive leadership team that delivered on our ambitious growth plans in 2025. QXO delivered an increase of approximately 60% in stockholder value between the grant of our initial equity awards at the end of July 2024 through the end of December 2025.
PAY MIX AND AT-RISK COMPENSATION
The Compensation and Talent Committee believes that the majority of compensation for the NEOs should be performance-based, at-risk compensation designed specifically to incent both short-term and long-term company performance. This is delivered through a short-term annual cash incentive award and a long-term performance-based equity award. The amount the NEOs eventually earn from their at-risk compensation should align with stockholders’ returns over similar time periods. The committee may utilize a different mix of these at-risk compensation elements for NEOs depending on the unique aspects of their roles or the circumstances of their hire or promotion. The committee commits to aligning executive pay with performance. The charts below show the mix of 2025 target total annual compensation for our NEOs, including the portions of at-risk versus fixed compensation. As noted below, approximately 63% of the CEO’s target total annual compensation is at-risk, and an average of approximately 58% of other NEOs’ target total annual compensation is at-risk. This compensation allocation ensures alignment of executive pay to company performance.
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STOCKHOLDER ENGAGEMENT
The Compensation and Talent Committee considers engagement with stockholders to be an important component in formulating QXO’s executive compensation philosophy and structure. We have a year-round stockholder engagement program, in which the committee’s chair plays an active role. During these engagements, we seek stockholder input through dialogue on a broad range of topics, including our executive compensation program, which informs the committee’s decisions regarding the program and related disclosures. As part of these efforts, in the fall of 2025, we reached out to eight of our largest institutional investors. We met with each stockholder who accepted our request for engagement. After considering the 2025 say-on-pay result and the feedback received during our engagement with stockholders, the committee determined that our current executive compensation program design continues to best serve QXO and its stockholders.
BASE SALARIES
The first component of our compensation program is base salary. For our chief executive officer and chief financial officer, base salaries are set as defined in their respective employment agreements, as further described under the heading “Overview of 2024 Executive Employment Arrangements”. Base salaries of our other NEOs are set annually by the Compensation and Talent Committee, taking into account the recommendations of the chief executive officer.
In making his recommendations, our chief executive officer evaluates each NEO’s performance over the year, considering (i) the Company’s overall financial performance, (ii) the individual’s performance and contributions to the Company during the preceding year and (iii) industry and peer company compensation data.
When evaluating our chief executive officer’s recommendations, the Compensation and Talent Committee considers a number of factors, including detailed, industry-specific compensation surveys and the recommendations of its independent compensation consultant, Aon plc (“Aon”).
The base salaries for our NEOs for 2025 are set forth in the Summary Compensation Table under the heading “Salary.” There were no increases to base salaries in 2025 for our NEOs.
ANNUAL CASH-BASED SHORT-TERM INCENTIVES
The second component of our compensation program is an annual cash-based short-term incentive (“STI”). STI awards are designed to reward our NEOs for performance against pre-established metrics set by the Compensation and Talent Committee at the beginning of each fiscal year. STI reflects the Company’s belief that management’s contribution to long-term stockholder returns comes from increasing current earnings and top-line growth rates.
For fiscal year 2025, the Compensation and Talent Committee established the following target metrics after the close of the Beacon acquisition for each NEO: (i) 50% on a company-wide Adjusted EBITDA target and (ii) 50% on a company-wide revenue target. For fiscal year 2025, Adjusted EBITDA means net income (loss) excluding depreciation; amortization; interest (income)
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expense, net; loss on debt extinguishment; stock-based compensation; provision for (benefit from) income taxes; restructuring costs; transaction costs; transformation costs; and inventory fair value adjustments that we do not consider representative of our underlying operations.
For fiscal year 2025, the company did not achieve threshold performance for the Adjusted EBITDA target and achieved 95.4% of the revenue target. While these results would have resulted in a 38.5% of target payout for each NEO, management recommended to the Compensation and Talent Committee that it exercise negative discretion to reduce the payout for each NEO to zero. In reaching this determination, the committee considered management’s recommendation and the company’s overall financial performance for the year, including that Adjusted EBITDA performance did not meet the threshold level established for the incentive plan. The committee places significant emphasis on profitability as the primary driver of long-term value creation for our stockholders, and determined that reducing the payout to zero was appropriate to maintain alignment between executive compensation outcomes and overall company performance.
EQUITY-BASED LONG-TERM INCENTIVES
The third component of our compensation program is equity-based long-term incentives (“LTI”). LTI awards are designed to provide our NEOs with equity incentives tied to sustainable value creation and stockholder alignment.
In accordance with their respective employment agreements, in fiscal year 2024, Messrs. Jacobs and Essaid were awarded LTI awards. Their employment agreements stated that their respective LTI grants awarded in 2024 intended to cover a five-year equity package rather than recurring annual awards. Mr. Signorello was also awarded LTI grants in 2024 in connection with his offer of employment. While his employment terms differ from those of the company’s chief executive officer and chief financial officer and are set forth in an offer letter rather than a formal employment agreement, the structure of his equity awards is consistent with that of our other NEOs. Details of the fiscal year 2024 awards are set forth in the section titled “Overview of 2024 Executive Employment Agreements”. No additional LTI awards have been granted to Messrs. Jacobs or Essaid since that time.
Upon hire on April 21, 2025, Mr. Liborski received an LTI award consisting of time-vested restricted stock units (“RSU”) and performance-vested restricted stock units (“PSU”) with the type of performance goals similar to those granted to the other NEOs in 2024.
▪
RSU Vesting. The RSUs will vest in five annual installments. The initial vesting on December 31, 2026 will cover 15% of the award. The next two installments, on December 31, 2027 and December 31, 2028, will each cover 17.5%. The final two installments, on December 31, 2029 and December 31, 2030 will each cover 25% of the total RSUs.

▪
PSU Vesting. The PSUs will be earned based on performance goals relating to the company’s total shareholder return (“TSR”) compared to the TSR ranking of each company that is in the S&P 500 Index. The performance goals for 50% of the PSUs will be measured over a cumulative performance period that ends on December 31, 2028 (“Cliff Tranche PSUs”). The performance goals for the remainder of the PSUs will be measured based on three designated performance periods that occur within the cumulative period (“Annual Tranche PSUs”). The initial Annual Tranche PSUs, weighted at 25% of the award, will be eligible for vesting upon determination of performance from the grant date through December 31, 2026. The second and third Annual Tranche PSUs, each weighted at 12.5% of the award, will be eligible for vesting upon determination of performance for the annual periods ending on December 31, 2027 and December 31, 2028, respectively. The PSUs for each tranche may be earned at a level ranging from zero to 225% of the target level, depending upon the degree of achievement as shown in the following payout matrix:

Percentile Position	Percentage of Target Earned*
Below 55th	0%
55th	100%
65th	150%
75th	175%
80th	200%
90th	225%

*
Linear interpolation would be applicable between specified levels above 55th percentile. No PSUs would be earned for performance below the 55th percentile.

On July 16, 2025, Mr. Signorello received an LTI award consisting entirely of PSUs, in recognition of his performance during the Beacon acquisition and to further align his long-term incentive pay to market and internal equity levels. The performance goals for vesting are the same as those for Mr. Liborski’s PSU described above.
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The grant date fair value of the fiscal year 2025 awards may be found in the Summary Compensation Table.
The first performance period for the fiscal year 2024 awards ended on December 31, 2025, resulting in the vesting of the initial Annual Tranche of the 2024 PSU awards for Messrs. Jacobs, Essaid and Signorello. On January 15, 2026, the Compensation and Talent Committee certified QXO’s TSR performance for that period at the 100th percentile relative to all S&P 500 Index companies, and the initial Annual Tranche of the 2024 PSU awards for Messrs. Jacobs, Essaid and Signorello vested at 225% of the target. Details of the fiscal year 2024 awards are set forth in the section titled “Overview of 2024 Executive Employment Agreements”.
LONG-TERM FOCUS AND STOCKHOLDER ALIGNMENT
The LTI awards granted to our NEOs include rigorous performance-based vesting hurdles. These performance conditions are intentionally challenging, ensuring that any payout from PSUs is earned only through exceptional, long-term value creation for stockholders. At QXO, no payout is made unless total stockholder return (“TSR”) exceeds the 55th percentile of the S&P 500 market index — a notably higher threshold than most peers, who typically provide partial payouts below target. Additionally, maximum payout of 225% of target is reserved for top-tier performance at or above the 90th percentile, compared to the more common 75th percentile maximum benchmark seen in the market.
As a result, the future realizable value from these awards is fully contingent on exceptional business execution that delivers durable value to stockholders, as further outlined in the “Overview of 2024 Executive Employment Arrangements” section below.
PAY-FOR-PERFORMANCE ALIGNMENT
Aon, the independent compensation consultant to the Compensation and Talent Committee, has conducted an analysis for the initial Annual Tranche of PSUs in order to evaluate how well performance and earned pay for the Company’s CEO are aligned as compared with several key peers.
The following graph demonstrates the degree of alignment between our CEO’s realized pay and our TSR during the period from July 30, 2024 to December 31, 2025, which is the date of the first vesting tranche for Mr. Jacobs’ initial equity award of RSUs and PSUs. Core peer companies are indicated by the circles in the chart.
Our chief executive officer’s realized pay1 vs. TSR are strongly aligned. Both realized pay and performance are the highest among its core peers.
(1)
QXO’s CEO realized pay for 2024-2025 consists of actual fiscal-year 2024 base salary and annual incentive paid plus the realized value for the initial Annual Tranche of RSUs vesting on December 31, 2025 (15% of the target award) and the initial Annual Tranche of PSUs ending on December 31, 2025 (12.5% of target PSUs).

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2025 SUMMARY COMPENSATION TABLE
The following summary compensation table sets forth compensation for the “named executive officers” (“NEOs”) during the fiscal years ended December 31, 2025, and 2024, as applicable.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(4) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Brad Jacobs, Chairman and Chief Executive Officer	2025	750,000	—	—	—	—	—	—	750,000
	2024	418,269	750,000	188,199,466	—	—	—	—	189,367,735
Ihsan Essaid, Chief Financial Officer	2025	900,000	—	—	—	—	—	10,500	910,500
	2024	415,384	4,125,000	32,783,350	—	—	—	2,077	37,325,811
Valeri Liborski, Chief Technology Officer	2025	450,000	195,890	6,904,967	—	—	—	10,500	7,561,357
Chris Signorello, Chief Legal Officer	2025	515,000	—	1,677,098	—	—	—	594	2,192,692
	2024	287,212	515,000	5,239,988	—	—	—	—	6,042,200

(1)
Represents partial year salary for Mr. Liborski in 2025 and partial year salary in 2024 for Messrs. Jacobs, Essaid and Signorello.

(2)
For 2024, bonus payments were limited to target for each employee because at that time the Company was in the stage of seeking business opportunities and so did not yet have business performance metrics. As set forth in the employment agreements and offer letters, annual cash incentive plan payouts were not pro-rated for 2024. For Mr. Essaid in 2024, includes a cash signing bonus as described in the section “Employment Agreement with Ihsan Essaid, Chief Financial Officer”. For Mr. Liborski in 2025, represents a cash signing bonus upon hire on April 21, 2025.

(3)
All awards reported in this column reflect the grant date fair value of RSU and PSU awards granted in the applicable year, in each case computed in accordance with FASB ASC Topic 718. The PSUs are subject to market conditions, which are described under the heading “Equity-Based Long-Term Incentives”. The market condition is incorporated into the grant date fair value of PSUs using a Monte Carlo valuation model. Note that these amounts may not correspond to the actual value realized by each NEO, as the value will be based upon actual company performance over the performance period. For additional information regarding the assumptions underlying the valuation of stock awards, please see Notes 2 and 8 to our consolidated financial statements, under the heading “Stock-Based Compensation”, in our Annual Report on Form 10-K for the period ending December 31, 2025.

As stated in their employment agreements, the grants in 2024 to each of Mr. Jacobs and Mr. Essaid were intended to represent the equivalent of five years of annual grants (rather than the Company committing to annual grants), and they did not receive new discretionary grants in 2025.
(4)
There was no annual cash incentive plan payout for 2025 performance.

(5)
For 2024 and 2025, the amounts in this column reflect a company matching contribution under the 401(k) Plan.

We have adopted a corporate aircraft policy as described in the section “Other Executive Compensation Policies or Practices” below. To the extent NEOs have spouses or guests on the corporate aircraft for business travel, if there is no incremental cost to the company, no amounts are included in this table.
OVERVIEW OF 2024 EXECUTIVE EMPLOYMENT ARRANGEMENTS
Background on Compensation Reported in the Summary Compensation Table for 2024. The Investment Agreement provided that the company would enter into an employment agreement with Mr. Jacobs to serve as chief executive officer, effective upon the closing of the Equity Investment. The expected terms of the employment agreement — including the specific number of shares to be granted under equity awards following the closing, their vesting schedule, and applicable performance metric — were described in the proxy statements filed by SilverSun Technologies, Inc. (as the predecessor to QXO) in each of February and April 2024, in connection with stockholder meetings approving the transactions contemplated by the Investment Agreement. The employment agreement was executed in June 2024 prior to the closing of the Equity Investment.
As further described below, the equity awards granted to Mr. Jacobs under the employment agreement were heavily weighted towards performance awards, with 65% of the number of shares underlying the awards at target being PSUs, which may be earned at a range of 0% to 225% of target, and the remainder being time-based RSUs. The number of shares underlying the equity awards to Mr. Jacobs reflected a target grant value of $50 million divided by the price of $4.566, the price at which, originally in December 2023, the Investors (including Mr. Jacobs through JPE) had agreed to invest in the company. This differs from the
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amount shown in the Summary Compensation Table, which — pursuant to SEC disclosure rules — reflects the accounting value of the equity awards as of the formal grant date, July 30, 2024, when the closing stock price was $12.05. That value was determined based on factors including the then-current value of QXO stock (adjusted for transfer restrictions) and, in the case of PSUs, a Monte Carlo simulation model. Mr. Jacobs’ Employment Agreement does not provide for additional equity awards during the term of the agreement, based on business planning and compensation practices as of the date of the agreement.
The terms of Mr. Jacobs’ equity awards took into account various considerations, including:
▪
Vesting Conditions. The awards are subject to vesting over a total of approximately five years, with greater weighting toward longer vesting periods for the RSUs, as described below.

▪
Type of PSU Performance Goal. The performance metric for the PSUs is TSR, measured relative to the S&P 500 Index. This approach aligns Mr. Jacobs’ compensation with the goal of delivering returns that exceed a broad market benchmark, while also linking the ultimate value of the awards to the company’s long-term stock performance. At the time the metric was established, a relative TSR was considered more appropriate than an operational target because QXO had not yet acquired a building products distribution business. While the company had announced its intention to pursue a strategy of building a tech-forward leader in that industry, the specific business had not been identified, and the early focus remained on securing additional investment to support that strategy.

▪
Performance Measurement Periods. The PSUs have a combination of annual performance periods and a cumulative long-term performance period to encourage both long-term strategies and continued successful annual performance. The annual tranches represent a total of 50% of the award, with the first tranche being measured on December 31, 2025 (using the methodology specified in the award agreement) against JPE’s original investment price of approximately $4.57. Subsequent annual tranches will measure the stock performance from the beginning to the end of the applicable year. The long-term cumulative tranche represents the remaining 50% of the award and will be measured on December 31, 2028 against JPE’s original investment price of approximately $4.57, which directly ties to sustained long-term stock price performance as compared to Mr. Jacobs’ original financial investment in the company.

Similar terms were approved for equity awards granted to other new executive officers in 2024 to ensure alignment among the management team.
EMPLOYMENT AGREEMENT WITH BRAD JACOBS, CHIEF EXECUTIVE OFFICER
On June 5, 2024, the company entered into an employment agreement (the “Jacobs Employment Agreement”) with Mr. Jacobs for a five-year term as chief executive officer, effective as of the closing of the Equity Investment. He was also appointed chairman of the board. The Jacobs Employment Agreement provided for an initial annual base salary of $750,000 and an initial target annual bonus of 100% of base salary. Mr. Jacobs’ annual base salary and target annual bonus will increase (but not decrease) each calendar year of the term depending on the company’s annualized revenue run rate as of the preceding December 31, as follows:
Annualized Revenue Run Rate Band	Base Salary ($)	Target Bonus (% of Salary)	Target Bonus Amount ($)
$1 Billion to $5 Billion	950,000	135%	1,282,500
$5 Billion to $10 Billion	1,150,000	150%	1,725,000
$10 Billion to $20 Billion	1,250,000	165%	2,062,500
$20 Billion to $30 Billion	1,500,000	200%	3,000,000
Greater than $30 Billion	1,700,000	200%	3,400,000
Grant of Equity Awards. As required by the Jacobs Employment Agreement, on July 30, 2024, the company granted to Mr. Jacobs an award of RSUs for 3,832,676 shares and an award of PSUs for 7,117,828 shares at target, both granted under the QXO 2024 Omnibus Incentive Compensation Plan (the “Omnibus Plan”). Except in the event of a change in control of the company or his death, all shares delivered in settlement of these RSUs and PSUs (net of shares to cover taxes) are subject to a transfer restriction that prohibits Mr. Jacobs from disposing of such shares until December 31, 2029 without committee approval.
▪
RSU Vesting. The RSUs will vest in five annual installments. The initial vesting on December 31, 2025 will cover 15% of the award. The next two installments, on December 31, 2026 and December 31, 2027, will each cover 17.5%. The final two installments, on December 31, 2028 and December 31, 2029, will each cover 25% of the total RSUs.

▪
PSU Vesting. The PSUs will be earned based on performance goals relating to the company’s TSR compared to the TSR ranking of each company that is in the S&P 500 Index. The performance goals for 50% of the PSUs will be measured over a

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cumulative performance period that ends on December 31, 2028 (“Cliff Tranche PSUs”). The performance goals for the remainder of the PSUs will be measured based on four designated performance periods that occur within the cumulative period (“Annual Tranche PSUs”). The initial Annual Tranche PSUs will be eligible for vesting upon determination of performance following December 31, 2025. The PSUs for each tranche may be earned at a level ranging from zero to 225% of the target level, depending upon the degree of achievement as shown in the following payout matrix:
Percentile Position	Percentage of Target Earned*
Below 55th	0%
55th	100%
65th	150%
75th	175%
80th	200%
90th	225%

*
Linear interpolation would be applicable between specified levels above 55th percentile. No PSUs would be earned for performance below the 55th percentile.

Involuntary Termination. If the company terminates Mr. Jacobs’ employment without cause, he will be entitled to the following, subject to his execution and non-revocation of a release of claims:
▪
A cash payment equal to 12 months of his annual base salary;

▪
A prorated target bonus for the year of termination (in addition to any bonus earned for the prior year that remains unpaid); and

▪
Healthcare benefit coverage for 12 months, or a cash payment in lieu of such coverage.

In addition, if Mr. Jacobs resigns for specified good reason events (as defined in the Jacobs Employment Agreement), he will be entitled to the same healthcare benefit coverage or cash payment in lieu, as well as any bonus earned for the prior year that remains unpaid. Under his equity award agreements, if his service ends due to an involuntary termination without cause, resignation for good reason, or disability, he will receive: (i) partial vesting of the RSUs, specifically the next two scheduled tranches; (ii) partial vesting of the Annual Tranche PSUs, including (a) any earned but unvested awards, and (b) the then-current and next tranches, each vesting at the greater of target or actual performance, based on the most recent applicable performance period; and (iii) partial vesting of the Cliff Tranche PSUs, determined at the greater of target or actual performance, by shortening the performance period and prorating vesting as if an additional two years of service had been completed.
In the event of Mr. Jacobs’ death, all outstanding RSUs and PSUs will vest in full, with PSUs vesting based on the performance levels specified in the award agreement.
Change in Control Termination. In the event that upon or within the two-year period following a change in control of the company, Mr. Jacobs’ employment is terminated by the company without cause or he resigns for good reason (as defined in the Jacobs Employment Agreement), he will be entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the company: (a) a cash payment equal to 2.99 times the sum of his annual base salary and target bonus; (b) a prorated target bonus for the year of termination of employment (in addition to any bonus earned for the prior year that remains unpaid); and (c) healthcare benefit coverage for a period of 24 months from the date of termination (or a cash payment in lieu of such coverage). In addition, if Mr. Jacobs experiences a qualifying termination or becomes disabled during a change in control period, his equity award agreements provide for full vesting of both RSUs and PSUs, with the PSUs generally vesting based on target or actual performance through the change in control, as outlined in the applicable award agreement. In the event that any benefits due or amounts payable to Mr. Jacobs in connection with a change in control of the company constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then any such amounts will be reduced to avoid triggering the excise tax imposed by Section 4999 of the Code, provided that such reduction will be applied solely if it would result in Mr. Jacobs retaining a greater portion of the payments on a net after-tax basis.
Restrictive Covenants. Mr. Jacobs is generally subject to the following restrictive covenants: employee and customer non-solicitation covenants during his employment and for a period of two years thereafter; confidentiality and mutual non-disparagement covenants during his employment and thereafter; and non-competition covenants during his employment and for a period of 12 months thereafter, and the company will have the right to extend the non-compete period for up to three additional one-year periods. During any non-compete period following a termination of Mr. Jacobs without cause, he will be entitled to receive monthly non-compete payments equal to one-twelfth of his annual base salary. Such non-compete payments will reduce the amount of cash severance to which Mr. Jacobs is entitled for an involuntary termination (other than following a change in control of the company).
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EMPLOYMENT AGREEMENT WITH IHSAN ESSAID, CHIEF FINANCIAL OFFICER
In connection with Mr. Essaid’s commencement of employment on July 15, 2024, the company and Mr. Essaid entered into an employment agreement (the “Essaid Employment Agreement”). The Essaid Employment Agreement provided for an annual base salary at an initial annual rate of $900,000 and an initial target annual bonus of 125% of base salary, with Mr. Essaid’s target annual bonus for 2024 to be paid in full. Mr. Essaid’s annual base salary and target annual bonus will increase (but not decrease) each calendar year depending on the company’s annualized revenue run rate as of the preceding December 31 as follows:
Annualized Revenue Run Rate Band	Base Salary ($)	Target Bonus (% of Salary)	Target Bonus Amount ($)
$5 Billion to $10 Billion	1,100,000	140%	$1,540,000
$10 Billion to $20 Billion	1,185,000	155%	$1,836,750
$20 Billion to $30 Billion	1,425,000	190%	$2,707,500
Greater than $30 Billion	1,615,000	190%	$3,068,500
Mr. Essaid also received a signing bonus of $3 million in recognition of a portion of incentives that he forfeited from his prior employer, subject to repayment of the net after-tax amount if he terminates his employment other than for good reason, death or disability, or if the company terminates his employment with cause within two years following his start date.
Grant of Initial Equity Awards. Pursuant to the terms of the Essaid Employment Agreement, on July 30, 2024, the company granted Mr. Essaid an award of 847,500 RSUs (which included 235,000 RSUs intended to recognize long-term incentives forfeited from Mr. Essaid’s prior employer) and 1,137,500 PSUs at target. Except in the event of a change of control of the company or his death, all shares delivered in settlement of these RSUs and PSUs (net of shares to cover taxes) are subject to a transfer restriction that prohibits Mr. Essaid from disposing of such shares until December 31, 2029 without committee approval. Mr. Essaid’s Employment Agreement does not provide for additional equity awards to Mr. Essaid during the vesting terms of the initial grants, based on business planning and compensation practices as of the date of the agreement. The RSUs and PSUs granted to Mr. Essaid have similar vesting schedules and performance conditions as described above for Mr. Jacobs.
Involuntary Termination. Generally, if the company terminates Mr. Essaid’s employment without cause or he resigns for good reason (as defined in the Essaid Employment Agreement), he will be entitled to receive, subject to his execution and non-revocation of a release of claims: (a) a cash payment equal to 12 months of annual base salary; (b) a prorated target bonus for the year of termination (in addition to any bonus earned for the prior year that remains unpaid); and (c) healthcare benefits coverage for a period of six months (or a cash payment in lieu thereof). If such termination occurs on or before December 31, 2026, Mr. Essaid may also be entitled to a cash payment in the amount by which $3 million exceeds the value of his vested equity awards as of his termination date. Under his equity award agreements, if Mr. Essaid’s employment is terminated due to an involuntary termination without cause, a resignation for good reason, or a disability, he will be entitled to prorated vesting of the next tranche of unvested RSUs, any earned but unvested PSUs for prior performance periods, and prorated vesting, generally at target, of both the Annual Tranche PSUs for the performance period in which the termination occurs and the Cliff Tranche PSUs. In the event of death, all of the RSUs and PSUs (at the performance level determined as set forth in the award agreement) will become vested.
Change in Control Termination. In the event that upon or within the two-year period following a change of control of the company, Mr. Essaid’s employment is terminated by the company without cause or he resigns for good reason, he will be entitled to receive, subject to his execution and non-revocation of a release of claims in favor of the company: (a) a cash payment equal to two times the sum of his annual base salary and target bonus; (b) a prorated target bonus for the year of termination of employment (in addition to any bonus earned for the prior year that remains unpaid); and (c) healthcare benefits coverage for a period of 12 months from the date of termination (or a cash payment in lieu of such coverage). Additionally, if such a termination (or a termination due to disability) occurs during a change in control period, Mr. Essaid will be entitled, under his equity award agreements, to full vesting of both RSUs and PSUs, with the PSUs generally vesting based on target or actual performance through the change in control, as specified in the applicable award agreement. In the event that any benefits due or amounts payable to Mr. Essaid in connection with a change of control of the company constitute “parachute payments” within the meaning of Section 280G of the Code, then any such amounts will be reduced to avoid triggering the excise tax imposed by Section 4999 of the Code, provided that such reduction will be applied solely if it would result in Mr. Essaid retaining a greater portion of the payments on a net after-tax basis.
Restrictive Covenants. Mr. Essaid is generally subject to the following restrictive covenants: customer non-solicitation covenants and employee non-solicitation and non-hiring covenants during his employment and for a period of two years thereafter; confidentiality and non-disparagement covenants during his employment and thereafter; and non-competition covenants during
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his employment and for a period of 12 months thereafter, and the company will have the right (other than following a change of control of the company) to extend the non-compete period for one additional one-year period. During any non-compete period following a termination of Mr. Essaid without cause, he will be entitled to receive monthly non-compete payments equal to one-twelfth of his target total annual cash compensation. Such non-compete payments will reduce the amount of any other cash severance to which Mr. Essaid is entitled.
ARRANGEMENTS WITH OTHER EXECUTIVE OFFICERS
We entered into offer letters with Mr. Signorello in 2024 and with Mr. Liborski in 2025. Their offer letters provided for initial compensation as reflected in the Summary Compensation Table. They also received the initial equity grants reflected in the Outstanding Equity Awards table below, with Mr. Signorello and Mr. Liborski receiving a combination of RSUs and PSUs. The equity award agreements have terms for vesting upon specified termination events, including in connection with a change of control, similar to those described above for Mr. Essaid. The offer letters also provided for each to be a participant in the Severance Plan described below and to be a party to the confidential information protection agreement (“CIPA”) described below.
SEVERANCE PLAN AND CIPA
On June 10, 2024, the company adopted the QXO, Inc. Severance Plan (“Severance Plan”) for eligible participants. Each of Mr. Signorello and Mr. Liborski is a participant. The Severance Plan provides financial assistance to participants upon certain terminations of employment. In the event that either prior to a change in control of the company or more than two years after a change in control of the company occurs, the company terminates a participant’s employment without cause, the participant will be entitled to receive, subject to execution and non-revocation of a release of claims in favor of the company: (a) a cash payment equal to 12 months of the participant’s annual base salary; (b) a prorated target bonus for the year of termination of employment (in addition to any bonus earned for the prior year that remains unpaid); and (c) healthcare benefit coverage for a period of 6 months from the date of termination (or a cash payment in lieu of such coverage).
In the event that upon or within the two-year period following a change in control of the company, the participant’s employment is terminated by the company without cause or the participant resigns for good reason, the participant will be entitled under the Severance Plan to receive, subject to the participant’s execution and non-revocation of a release of claims in favor of the company: (a) a cash payment equal to two (2) times the sum of the participant’s annual base salary and target bonus; (b) a prorated target bonus for the year of termination of employment (in addition to any bonus earned for the prior year that remains unpaid); and (c) healthcare benefit coverage for a period of 12 months from the date of termination (or a cash payment in lieu of such coverage).
Certain amounts to be paid under the Severance Plan may be offset and reduced by other severance benefits, restrictive covenant payments (to the extent of the first year of payments under a CIPA), pay in lieu of notice or similar benefits, and also may be reduced by other compensation earned during the first year after termination of employment. In the event that any benefits due or amounts payable to a participant under the Severance Plan in connection with a change in control of the company constitute “parachute payments” within the meaning of Section 280G of the Code, then any such amounts will be reduced to avoid triggering the excise tax imposed by Section 4999 of the Code, provided that such reduction will be applied solely if it would result in the participant retaining a greater portion of the payments on a net after-tax basis.
In addition, the CIPA contains customer non-solicitation covenants and employee non-solicitation and non-hiring covenants during employment and for a period of four years thereafter; confidentiality and non-disparagement covenants during employment and thereafter; and non-competition covenants during employment and for a period of 12 months thereafter, and the Company will have the right (other than following a change of control of the company) to extend the non-compete period for up to two additional one-year periods. During any non-compete period following a termination without cause, the executive officer will be entitled to receive monthly non-compete payments equal to one-twelfth of his or her annual base salary. Generally, other cash severance benefits under any other policy, plan or agreement will be reduced (but not below zero) by the amount of specified non-compete payments.
OTHER EXECUTIVE COMPENSATION POLICIES OR PRACTICES
Stock Ownership Guidelines. In March 2026, we adopted stock ownership guidelines that are designed to encourage long-term focus on performance, align the interests of our executive officers and directors with those of our stockholders and mitigate a number of risks, including those related to attrition and undue risk-taking. Under these guidelines, the following directors and executive officers are required to achieve and maintain stock ownership equal to at least:
▪
Chief executive officer: 5x his annual base salary

▪
Other NEOs: 3x their annual base salary

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▪
Board members: 5x their annual cash retainer

Compliance with these guidelines is generally determined using the aggregate count of shares of common stock held directly by the covered individuals or their family members, plus unvested RSUs subject solely to time-based vesting conditions. A newly appointed director or executive officer has five years to come into compliance with the guidelines from the date on which he or she is appointed.
As of the Record Date, our NEOs held the following multiples of base salary (rounded to the nearest whole number):
Multiple of Base salary
Name	Guideline	Current Ownership
Brad Jacobs	5x	88x
Ihsan Essaid	3x	21x
Valeri Liborski	3x	9x
Christopher Signorello	3x	12x
All of our directors also exceeded the minimum stock ownership guidelines as of the Record Date.
Clawback Policy. The company has adopted a clawback policy that states that, in the event that the company is required to prepare an accounting restatement, it will recover incentive-based compensation received by any current or former executive officer that was based upon the attainment of a financial reporting measure that was erroneously awarded during the three-year period preceding the date that the restatement was required.
Aircraft Policy. We have adopted a chartered aircraft use policy which provides for business use of chartered aircraft by the CEO and, with the prior approval of the CEO, other senior executives. The policy also permits the use of the chartered aircraft for the CEO’s spouse or guests on scheduled business flights subject to certain limitations including that the annual value (reportable as imputed income or subject to disclosure in the proxy statement) must be less than $250,000.
Equity Grant Timing Policies. We have not established a written equity grant timing policy. We do not currently grant stock options or stock appreciation rights. All equity awards to NEOs are approved by the Compensation and Talent Committee with a grant date determined at the time of approval. The committee did not take material non-public information into account when determining the timing and terms of equity awards in 2025, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Stock Holding Requirements. Our executive officers are subject to holding period requirements under the terms of their equity award agreements. As described above, the awards made to each of Messrs. Jacobs, Essaid, Liborski (the PSU portion of the fiscal year 2025 award), and Signorello (both the fiscal year 2024 and 2025 awards) provide that the after-tax shares received on vesting of the RSUs and PSUs are subject to transfer restrictions (other than upon a change in control or death) until December 31, 2029. The RSU portion of the fiscal year 2025 award for Mr. Liborski provides that the after-tax shares received on vesting are subject to transfer restrictions (other than upon a change in control or death) until December 31, 2030.
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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025
The following Outstanding Equity Awards table sets forth the outstanding equity awards of the company held by each NEO as of December 31, 2025.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Brad Jacobs	3,257,775	62,842,480	16,015,113	308,931,530
Ihsan Essaid	720,375	13,896,034	2,559,374	49,370,329
Valeri Liborski	255,503	4,928,653	574,882	11,089,469
Chris Signorello	140,250	2,705,423	483,750	9,331,538

(1)
RSUs granted in 2024 to Messrs. Jacobs, Essaid, and Signorello vest in 5 annual installments at each calendar year end from December 31, 2025 through 2029. RSUs granted to Mr. Liborski in 2025 vest in 5 annual installments at each calendar year end from December 31, 2026 through 2030. 15% of the RSUs vest in year 1, 17.5% in years 2 and 3, and 25% in years 4 and 5.

(2)
Reflects the value of the shares based on the company’s closing stock price of $19.29 on the NYSE on December 31, 2025.

(3)
Reflects the PSUs granted to Messrs. Jacobs, Essaid and Signorello in 2024 and to Messrs. Signorello and Liborski in 2025 at maximum payout of 225%, which was the payout level achieved for the initial Annual Tranche of the 2024 awards to Messrs. Jacobs, Essaid and Signorello. Also includes the actual earned amount for the initial Annual Tranche of the 2024 awards, for which the performance period ended on December 31, 2025 but vested on certification of results by the Compensation and Talent Committee in January 2026. The vesting dates and performance conditions are described in detail under the headings of “Equity-Based Long-Term Incentives” and “Overview of 2024 Executive Employment Arrangements”.

2025 DIRECTOR COMPENSATION TABLE
The following Director Compensation Table sets forth the compensation of our non-employee directors for the fiscal year ending on December 31, 2025. Also see the description of our director compensation policy under “Board of Directors and Corporate Governance” above.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Jason Aiken	125,000	175,004	300,004
Marlene Colucci	120,000	175,004	295,004
Mario Harik	100,000	175,004	275,004
Mary Kissel	100,000	175,004	275,004
Jared Kushner	100,000	175,004	275,004
Allison Landry	150,000	175,004	325,004

(1)
Excludes Mr. Jacobs, our CEO, who did not receive separate compensation for his service on the Board during 2025.

(2)
Reflects the directors’ annual retainer and additional retainers for service as lead independent director or committee chair, as applicable, and described in more detail above under “Board of Directors and Corporate Governance”.

(3)
Reflects the grant date fair value of 12,111 RSUs granted on May 12, 2025, computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying the valuation of stock awards, please see Notes 2 and 8 to our consolidated financial statements, under the heading “Stock-Based Compensation”, in our Annual Report on Form 10-K for the period ending December 31, 2025. The total number of unvested RSUs outstanding as of December 31, 2025, for each of the listed directors was 12,111.

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PAY VERSUS PERFORMANCE
The information below is provided in accordance with the SEC pay versus performance disclosure rules set forth in Item 402(v) of Regulation S-K under the Exchange Act.
2025 Pay Versus Performance Table
	Summary Compensation Table Total ($)(1)		Compensation Actually Paid ($)(2)		Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(3)	Net Income ($M)(4)
Fiscal Year	PEO (Jacobs)	PEO (Meller)	To PEO (Jacobs)	To PEO (Meller)
2025	750,000	—	53,622,270	—	3,554,850	8,602,943	102.83	(279.39)
2024	189,367,735	4,036,928	251,228,687	4,036,928	14,102,512	18,165,309	84.76	27.97
2023	—	1,163,706	—	1,163,706	297,965	303,565	607.68	(1.07)

(1)
Brad Jacobs has been the principal executive officer (“PEO”) since June 6, 2024, following the closing of the Equity Investment. Mark Meller was PEO for 2023 and, for 2024, until Mr. Jacobs’ appointment. For 2025, Messrs. Essaid, Liborski, and Signorello were the only non-PEO Named Executive Officers (“non-PEO NEOs”). For 2024, Mr. Essaid, Mr. Signorello and Sean Smith were the non-PEO NEOs. For 2023, Joseph Macaluso was the only non-PEO NEO.

(2)
The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to any PEO or NEO during the applicable year. In particular, our PEO’s “compensation actually paid” is attributable to QXO’s strong stock price performance during 2025, and does not reflect any additional equity grants in 2025. Due to this stock price performance, the fair value of the PEO’s outstanding equity awards increased from the beginning to the end of the year, which drives the increase in “compensation actually paid” compared to the total compensation reported in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation for 2025 reported in the Summary Compensation Table above to determine the “compensation actually paid”:

Year	Position	Reported Summary Compensation Table Total ($)	[Less] Reported Value of Equity Awards ($)(a)	[Plus/Minus] Equity Award Adjustments ($)(b)	[Less] Reported Change in the Actuarial Present Value of Pension Benefits ($)(c)	[Plus/Minus] Pension Benefit Adjustments ($)(d)	[Equals] Compensation Actually Paid ($)
2025	PEO (Jacobs)	750,000	—	52,872,270	—	—	53,622,270
2025	Non-PEO NEOs	3,554,850	(2,860,688)	7,908,782	—	—	8,602,943

(a)
The reported value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns (as applicable) in the Summary Compensation Table for the applicable year, generally representing the grant date fair value of equity awards granted in the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the change in fair value during the current year of any equity awards granted in a prior year that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation methodologies and assumptions used to estimate the fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are set forth in the following table:

Year	Position	[Plus] Fair Value at Year- End of Outstanding and Unvested Option Awards Granted in Year ($)	[Plus] Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Years ($)	[Plus] Fair Value at Vesting of Option Awards Granted in Year that Vested During Year ($)	[Plus] Change in Fair Value as of Vesting Date of Option Awards Granted in Prior Years for Which Vesting Conditions Were Satisfied During Year ($)	[Less] Fair Value as of Prior Year-End of Option Awards Granted in Prior Years that Failed to Meet Vesting Conditions During Year ($)	[Plus] Value of Dividends other Earnings or Paid on Option Awards Not Otherwise Reflected in Value of Total Compensation ($)	Total Equity Award Adjustments ($)
2025	PEO (Jacobs)	—	51,204,165	—	1,668,105	—	—	52,872,270
2025	Non-PEO NEOs	4,368,912	3,392,979	—	146,891	—	—	7,908,782
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(c)
There were no changes in the actuarial present value of pension benefits for the years in the table.

(d)
There were no pension benefits adjustments for the years in the table.

(3)
Cumulative TSR is calculated based on the value of an initial fixed investment of $100 in our common stock as of December 31, 2022.

(4)
The dollar amounts reported represent the amount of net income (or loss) reflected in the audited financial statements for the applicable year.

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE MEASURES
Relationship Between Compensation Actually Paid and Our Total Shareholder Return
Long-term equity incentives represent the majority of our NEOs’ total target compensation, and stock price performance, as measured by TSR, is the primary driver of “compensation actually paid”. We also use TSR relative to the S&P 500 Index as the key performance metric for our PSUs. During 2025, QXO’s absolute TSR was 21.32%. In addition, outstanding PSUs based on relative TSR continue to trend toward above-target payouts due to QXO’s strong TSR performance relative to the companies in the S&P 500 Index following the grants made in July 2024. TSR performance reflected for 2023 is not representative of QXO’s operating performance, as it reflects the period prior to the closing of QXO’s investment in SilverSun Technologies, Inc. As a result, “compensation actually paid” to our NEOs is more closely aligned with TSR performance over the period following the closing of the Equity Investment.
Relationship Between Compensation Actually Paid and Net Income
Net income is generally a key indicator of company profitability and, for QXO, may influence changes in our stock price, which in turn affects “compensation actually paid”. However, because net income has not been used as a financial performance measure in our executive compensation program, there is no direct correlation between net income and “compensation actually paid” from 2023 to 2025.
Equity Compensation Plan Information
The following table provides information as of December 31, 2025.
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity compensation plans approved by security holders	26,264,795	$5.03	35,188,495
Equity compensation plans not approved by security holders	—	—	—
Total	26,264,795	$5.03	35,188,495

(1)
This number reflects outstanding RSUs and PSUs at target under the Omnibus Plan. This number also includes 5,932,237 shares to be issued on the vesting of RSUs and exercise of options assumed in connection with the acquisition of Beacon.

(2)
The options assumed in connection with the Beacon acquisition have a weighted average exercise price of $5.03. The RSUs and PSUs set forth under column (a) have no exercise price.

(3)
The Omnibus Plan provides that the number of shares available thereunder automatically increases on January 1 of each calendar year commencing on January 1, 2025 and ending on January 1, 2034, in an amount equal to three percent (3%) of the sum of: (i) the number of shares of common stock outstanding as of December 31 of the preceding calendar year, and (ii) the number of shares of common stock into which the Convertible Preferred Stock outstanding on December 31 of the preceding calendar year are convertible. The Board or its committee may in its sole discretion act prior to the first day of any calendar year to provide that there shall be no increase in the number of shares for such calendar year or that the increase in the number of shares for such calendar year shall be a lesser number of shares than would otherwise occur pursuant to the preceding sentence. Such an automatic increase occurred on January 1, 2026, in the amount of approximately 26.8 million shares, and so is not reflected in the table. Also includes 7,853,233 shares converted from Beacon shares that remained available for issuance pursuant to Beacon equity plans assumed in connection with the acquisition of Beacon, which may be used for future equity award grants to legacy Beacon employees.

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ADDITIONAL DISCLOSURE ON CEO EQUITY AWARD
On June 5, 2024, the company entered into the Jacobs Employment Agreement with Brad Jacobs for a five-year term as CEO, and granted him an initial equity award of RSUs for 3,832,676 shares and an award of PSUs for 7,117,828 shares at target.
The key vesting terms of Mr. Jacobs’ initial equity award are as follows:
▪
RSU Vesting — RSUs will vest in five annual installments. The initial vesting on December 31, 2025 covers 15% of the award. The next two installments, on December 31, 2026 and December 31, 2027, will each cover 17.5%. The final two installments, on December 31, 2028 and December 31, 2029, will each cover 25% of the total RSUs.

▪
PSU Vesting — PSUs will be earned based on the company’s Total Shareholder Return (“TSR”) relative to the S&P 500 Index.

▪
Cliff Tranche PSUs — 50% of the PSUs will be measured over a cumulative performance period that ends on December 31, 2028 against JPE’s original investment price of approximately $4.57.

▪
Annual Tranche PSUs — 50% of the PSUs will be measured based on four designated performance periods that occur within the cumulative period. The initial Annual Tranche PSUs will be eligible for vesting upon determination of performance following December 31, 2025 against JPE’s original investment price of approximately $4.57. Subsequent Annual Tranches will measure TSR from the beginning to the end of the applicable year.

Mr. Jacobs’s initial equity award was intended to be a 5-year grant. The Jacobs Employment Agreement did not contemplate that any additional equity awards will be granted to Mr. Jacobs during the five-year term, and no additional awards have been granted since that time.
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AUDIT-RELATED MATTERS
AUDIT COMMITTEE REPORT
The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such statement by reference.
The Audit Committee currently consists of Jason Aiken (chair), Mary Kissel and Allison Landry, who have been members since June 6, 2024.
The Board has determined that each current member of the Audit Committee has the requisite independence and other qualifications for audit committee membership under SEC rules, the NYSE Rules, our Audit Committee charter, and the independence standards set forth in QXO’s Corporate Governance Guidelines. The Board has also determined that Mr. Aiken qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. As described more fully below, in carrying out its responsibilities, the Audit Committee relies on management and QXO’s independent registered public accounting firm. The Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee operates under a written charter that is reviewed annually and is available at investors.qxo.com.
In accordance with our charter, the Audit Committee assists the Board in fulfilling its responsibilities in several areas. These responsibilities include, among others, oversight of: (i) QXO’s accounting and financial reporting processes, including its systems of internal controls over financial reporting and disclosure controls, (ii) the integrity of QXO’s financial statements, (iii) QXO’s compliance with legal and regulatory requirements, (iv) the qualifications and independence of QXO’s outside auditors, (v) the performance of QXO’s outside auditors and internal audit function and (vi) related party transactions. Management is responsible for QXO’s financial statements and the financial reporting process, including the system of internal controls over financial reporting. We are solely responsible for selecting and reviewing the performance of QXO’s outside auditors and, if we deem appropriate in our sole discretion, terminating and replacing the outside auditors. We also are responsible for reviewing and approving the terms of the annual engagement of outside auditors, including the scope of audit and non-audit services to be provided by the outside auditors and the fees to be paid for these services, and discussing with the outside auditors any relationships or services that may impact their objectivity and independence.
In fulfilling the oversight role, the Audit Committee met and held discussions, both together and separately, with QXO’s management and Deloitte & Touche LLP (“Deloitte”), QXO’s independent registered public accounting firm for fiscal year 2025. Management advised the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and such members reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Deloitte, both together and separately, in advance of the public release of operating results and filing of annual and quarterly reports with the SEC. The Audit Committee discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and reviewed a letter from Deloitte disclosing such matters.
Deloitte also provided the Audit Committee with the written disclosures and letters required by applicable requirements of the PCAOB regarding the outside auditors’ communications with the Audit Committee concerning independence, and such members discussed with Deloitte matters relating to their independence and considered whether their provision of certain non-audit services is compatible with maintaining their independence. Deloitte has confirmed its independence, and such members determined that Deloitte’s provision of non-audit services to QXO is compatible with maintaining its independence.
Based on the review and discussion by the Audit Committee of QXO’s audited consolidated financial statements with management and Deloitte, and Deloitte’s report on such financial statements, and based on the discussions and written disclosures described above, and the members’ business judgment, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in QXO’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Audit Committee:
Jason Aiken, Chair
Mary Kissel
Allison Landry
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POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE OUTSIDE AUDITORS
The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee has delegated to its chair the authority to approve, within guidelines and limits established by the Audit Committee, specific services to be provided by our outside auditors and the fees to be paid. Any such approval must be reported to the Audit Committee at the next scheduled meeting. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all services provided by our outside auditors during 2025 and 2024 and the fees paid for such services.
SERVICES PROVIDED BY THE OUTSIDE AUDITORS
As described above, the Audit Committee is responsible for the appointment, compensation, oversight, evaluation, and termination of our outside auditors. On March 25, 2025, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”), the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025, as further described under “Proposal 2 — Ratification of the Appointment of Deloitte” below.
The following table shows the fees for audit and other services provided by Deloitte for fiscal year 2025 and Marcum for fiscal year 2024.
Fee Category	2025	2024
Audit Fees	$4,393,086	$306,345
Audit-Related Fees	$2,949,700	$101,244
Tax Fees	—	$30,525
All Other Fees	$1,914	—
Total Fees	$7,344,700	$438,114
Audit Fees. This category includes fees for professional services rendered by Deloitte for 2025 and Marcum for 2024, plus related expenses for the audits of our financial statements included in our Annual Report on Form 10-K, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q during such periods. Audit fees also include fees for an audit and quarterly reviews of financial statements required by certain of our debt agreements.
Audit-Related Fees. This category includes fees for services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting, such as fees and expenses related to acquisitions and comfort letters.
Tax Fees. This category includes fees billed for professional services rendered in connection with general tax consulting services.
All Other Fees. This category represents fees for all other services or products provided and not covered by the categories above. There were no such fees for 2024.
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PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING
Proposal 1: Election of Directors
Our Board of Directors has nominated for election at the Annual Meeting, after consultation with JPE in view of its rights under the Certificate of Incorporation (as described under “Board of Directors and Corporate Governance — Directors” above), each of the following persons to serve as directors until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified:
Brad Jacobs
Jason Aiken
Marlene Colucci
Mario Harik
Mary Kissel
Jared Kushner
Allison Landry
Each of our directors was initially appointed in connection with the closing of the Equity Investment other than Mr. Kushner, who was appointed on July 22, 2024. Information about the nominees is set forth above under the heading “Board of Directors and Corporate Governance — Directors.”
In the event that any of these nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for his or her election will be voted for any nominee who is designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware that any of the nominees is unable or will decline to serve as a director if elected.
REQUIRED VOTE
The election of each of the seven director nominees named in this Proxy Statement requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) by holders of shares of our common stock. If any incumbent director standing for election receives a greater number of votes “against” his or her election than votes “for” his or her election, our bylaws require that he or she must promptly tender his or her resignation to the Board of Directors, subject to acceptance by the Board of Directors.
RECOMMENDATION
Our Board of Directors recommends a vote “FOR” the election of each of the nominees listed above to our Board of Directors.
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Proposal 2: Ratification of the Appointment of Deloitte as Our Independent Registered Public Accounting Firm for Fiscal Year 2026
We are asking our stockholders to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026. Although ratification is not required by our bylaws or otherwise, our Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Deloitte, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of Deloitte, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our company and our stockholders.
Representatives of Deloitte are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and to respond to appropriate questions.
CHANGE IN CERTIFYING ACCOUNTANT
On March 25, 2025, the Audit Committee approved the appointment of Deloitte as the company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025, and related interim periods, and the dismissal of Marcum as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
During the company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 25, 2025, neither the company nor anyone on its behalf consulted with Deloitte with respect to either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered regarding the company’s consolidated financial statements, and Deloitte neither provided a written report to the company nor provided oral advice to the company that Deloitte concluded was an important factor considered by the company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or reportable event, as set forth in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.
The reports of Marcum on the company’s consolidated financial statements, which were included in the company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2024 and 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 25, 2025, there were no (1) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of such disagreement in connection with its report, or (2) reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K).
REQUIRED VOTE
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote.
RECOMMENDATION
Our Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2026.
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Proposal 3: Advisory Vote to Approve Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and Section 14A of the Exchange Act, require that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we are asking our stockholders to approve the following advisory resolution:
“RESOLVED, that the stockholders of QXO, Inc. (the “company”) hereby approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section, compensation tables and narrative discussion set forth in the Proxy Statement for the company’s 2026 Annual Meeting of Stockholders.”
We encourage stockholders to review the Executive Compensation section, the compensation tables and the related narrative disclosures included in this Proxy Statement. As described in detail we believe our compensation programs appropriately reward executive performance and align the interests of our NEOs and key employees with the long-term interests of our stockholders, while also enabling us to attract and retain talented executives.
This resolution, commonly referred to as a “say-on-pay” resolution, is not binding on our Board of Directors. Although non-binding, our Board of Directors and the Compensation and Talent Committee will consider the voting results when making future decisions regarding our executive compensation program.
At the 2024 Annual Meeting of Stockholders, our stockholders voted to approve an annual holding of an advisory vote on executive compensation. The annual frequency will continue until the next required non-binding, advisory vote on the frequency of advisory votes on executive compensation is held in 2030.
REQUIRED VOTE
Approval of this “say-on-pay” resolution, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote.
RECOMMENDATION
Our Board of Directors recommends a vote “FOR” approval of the advisory resolution to approve executive compensation set forth above.
OTHER MATTERS
We do not expect that any matter other than the foregoing proposals will be brought before the Annual Meeting. If, however, such a matter is properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment.
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ADDITIONAL INFORMATION
AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT
If you would like to receive a copy of our 2025 Annual Report or this Proxy Statement, please contact us at Investor Relations, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831 or by email at investors@qxo.com, and we will send a copy to you without charge.
A NOTE ABOUT OUR WEBSITE
Although we include references to our website, www.qxo.com, and certain additional third-party websites, throughout this Proxy Statement, information that is included on our website is not incorporated by reference into, and is not a part of, this Proxy Statement. Our website address is included as an inactive textual reference only.
We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investor Relations section of our website. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings and public conference calls and webcasts.
45	© 2026 QXO, Inc

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets and goals are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:
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an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;

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a change in supplier pricing and demand adversely affecting our income and gross margins;

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a change in vendor rebates adversely affecting our income and gross margins;

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our inability to identify potential acquisition targets, successfully complete acquisitions on acceptable terms, or successfully integrate acquired businesses into our operations;

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risks related to maintaining our safety record;

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the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;

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risks related to fragmentation in our industry and the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

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seasonality, weather-related conditions and natural disasters;

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risks related to the effective development and proper functioning of our information technology systems, including from cybersecurity threats, artificial intelligence use, and digital transformation initiatives;

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loss of key talent or our inability to attract and retain new qualified talent;

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risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers;

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our dependence on Brad Jacobs as chairman and chief executive officer and the impact of the loss of Mr. Jacobs in these roles;

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the risk that Mr. Jacobs’ past performance may not be representative of future results;

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the risk that the anticipated benefits of our acquisition of Beacon (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

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the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;

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risks related to our obligations under the indebtedness we incurred in connection with the Beacon Acquisition;

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the possible economic impact of our outstanding warrants and preferred stock on the company and the holders of our common stock, including market price volatility, dilution from the exercise or conversion of the warrants or preferred stock, or the impact of dividend payments or liquidation preferences from preferred stock that remains outstanding;

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challenges raising additional equity or debt capital from public or private markets to pursue our business plan and the effects that raising such capital may have on the company and our business;

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the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the company’s existing stockholders;

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risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect our business and financial performance;

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the impact of legislative, regulatory, economic, competitive and technological changes;

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unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

46	© 2026 QXO, Inc

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other factors, including those set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q.

You should not rely on forward-looking statements as predictions of future events, and you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of factors. We have based the forward-looking statements contained in this Proxy Statement primarily on our current assumptions, expectations and projections about future events and trends that we believe may affect our business, financial condition, and results of operations. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Proxy Statement. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.
Forward-looking statements herein speak only as of the date each statement is made. The company undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.
47	© 2026 QXO, Inc

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateSCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00000694106_1 R2.09.05.010QXO, INC.FIVE AMERICAN LANE GREENWICH, CONNECTICUT 06831VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 4, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/QXO2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 4, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.The Board of Directors recommends you vote FOR all director nominees listed below:1. Election of Directors Nominees For Against Abstain1a. Brad Jacobs1b. Jason Aiken1c. Marlene Colucci1d. Mario Harik1e. Mary Kissel1f. Jared Kushner1g. Allison LandryThe Board of Directors recommends you vote FORproposals 2 and 3: For Against Abstain2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026.For Against Abstain3. Advisory vote to approve executive compensation.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000694106_2 R2.09.05.010Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on May 5, 2026: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.comQXO, INC.ANNUAL MEETING OF STOCKHOLDERS May 5, 2026 AT 10:00 AM EASTERN TIMETHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Brad Jacobs and Christopher Signorello, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Convertible Perpetual Preferred Stock of QXO, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Eastern Time on May 5, 2026, at www.virtualshareholdermeeting.com/QXO2026, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.CONTINUED AND TO BE SIGNED ON REVERSE SIDE